UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/2022

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified Emerging Markets Fund

BNY Mellon International Equity Fund

BNY Mellon Small Cap Growth Fund

BNY Mellon Small Cap Value Fund

BNY Mellon Small/Mid Cap Growth Fund

BNY Mellon Tax Sensitive Total Return Bond Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Diversified Emerging Markets Fund

ANNUAL REPORT September 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through September 30, 2022, as provided by portfolio managers Julianne McHugh and Peter D. Goslin, CFA, of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2022, BNY Mellon Diversified Emerging Markets Fund’s (the “fund”) Class A shares produced a total return of −29.69%, Class C shares returned −30.23%, Class I shares returned −29.43% and Class Y shares returned −29.38%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a return of −28.11% for the same period.2

Emerging-markets stocks declined broadly during the reporting period in response to increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund underperformed the Index largely due to a variety of strategy-specific reasons amid a broadly challenging and volatile investment environment.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager-of-managers” approach by selecting one or more experienced investment managers to serve as sub-advisers to the fund. The fund also uses a “fund-of-funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among the emerging-markets equity strategies that are separately employed by: (i) Newton Investment Management North America, LLC (NIMNA), the fund’s sub-adviser, through its Active Equity portfolio management team (the Active Equity Strategy); (ii) NIMNA through its Multi-Factor Equity portfolio management team (the Multi-Factor Equity Strategy); and (iii) BNY Mellon Global Emerging Markets Fund, an affiliated underlying fund, which is sub-advised by Newton Investment Limited (the NIM Fund). BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets the target allocations.

Emerging Market Equities Slump Under Economic and Geopolitical Pressure

The upward trajectory of international equity markets early in the review period was interrupted toward the end of November 2021, as the new COVID-19 Omicron variant came to the fore. Shortly afterward, the picture for equities was muddied still further when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone with regard to the tapering of the Fed’s asset-purchase program. The start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine. As a result, international equity markets weakened in January, then plunged in early February as Russia invaded its neighbor.

2

Worries regarding a shift in global monetary policy continued to weigh on equities into the second quarter of 2022, with stretched valuations a cause for concern in the face of hawkish central banks. Renewed COVID-19-related lockdowns in China also weighed on investor sentiment, given the implications for economic growth and supply chains. The risk of recession loomed toward the end of June amid concerns regarding a more aggressive, global tightening cycle in response to the return of inflation. Although stock markets started the third quarter of 2022 on a firmer footing, as the period progressed, continued inflation and central bank tightening placed further downward pressure on risk assets, which were simultaneously buffeted by geopolitical headwinds related to Russia’s invasion of Ukraine. The tone of corporate news also deteriorated, driving equity indices lower into the end of the period.

Fund Strategies Struggle Amid Challenging Conditions

The multi-factor equity strategy underperformed the Index primarily due to weak stock selection in the financial and industrial sectors, and in Taiwan and India. Notably disappointing individual holdings included Hong Kong real estate company Country Garden Services Holdings and Taiwan technology firm Realtek Semiconductor. Conversely, relative performance benefited from good selection in the energy, communication services and consumer discretionary sectors. From a country perspective, selection in Hong Kong and Mexico bolstered relative returns. Leading holdings included China-based coal mining firms China Shenhua Energy and Yanzhou Energy, and India-based consumer staples conglomerate ITC Limited.

The Newton Fund strategy suffered losses from Russia-based holdings, with the war in Ukraine and resulting Western sanctions resulting in massive selling pressure prior to many of the country’s trading markets closing. The value of the strategy’s holding in majority-state-owned banking and financial services company Sberbank of Russia fell to zero following the rollout of sanctions and banning of the company’s access to the Swift payments system. Shares in oil company Lukoil and consumer staples discount stores operator X5 Retail Group also came under pressure amid the frantic sell-off in the country. Other disappointing areas of investment included weak financial sector results in South Korea due to both selection and overweight allocation. From a country perspective, selection in Taiwan detracted, due primarily to holdings in e-commerce services company momo.com, which sold off following strong performance in 2021, as investors took profits expecting more difficult comparisons, and as management lowered profit margin expectations. On the positive side, overweight allocation and good stock selection in the energy sector bolstered relative returns, led by a position in Brazilian integrated oil and gas company Petroleo Brasileiro, due to the company’s attractive upstream production growth and strong dividend payments in an environment of higher commodities prices. Positive selection in China contributed positively as well, driven by health care holdings, such as China Resources Sanjiu Medical & Pharmaceuticals, the largest manufacturer of non-prescription drugs in China, which benefited from government policy announcements during the period supporting traditional Chinese medicine development.

The Active Equity Strategy, which maintained a bias toward stocks with higher growth and returns on equity than the Index, faced headwinds from the market’s rotation from growth-oriented stocks to value-oriented stocks. In the financial sector, which outperformed, underweight exposure to banks—particularly low return-on-asset banks operating in mature

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

banking systems—detracted from relative performance. Some of the strategy’s holdings in the industrial, information technology and communication services sectors underperformed as well. On a country basis, the strategy’s underweight position in oil-rich Saudi Arabia was a significant detractor as petroleum prices hit multiyear highs. Following the Russian invasion of Ukraine, trading was halted in the strategy’s sole Russian-listed holding, online recruitment platform HeadHunter Group, before it was written down to zero. Another notably weak individual holding, China-based research and development service provider for the life-sciences sector, Pharmaron Beijing, came under pressure from slowing margin growth and a U.S. policy initiative favoring domestic biomanufacturing. On the other hand, the strategy benefited from positioning in the consumer staples sector, with Wal-Mart de Mexico and India’s Hindustan Unilever performing notably well. Outperformance in the consumer discretionary sector was led by two India-based companies: jewelry maker Titan and automobile manufacturer Maruti Suzuki. Relative strength in materials was bolstered by holdings in lithium mining company Livent, as continued strong demand for lithium from battery manufacturers led to price strength. On a country basis, the strategy benefited most from low exposure to Russia, with zero exposure to Russian oil and gas companies.

Maintaining a Balanced, Long-Term Focus Amid Uncertainty

As of the end of the reporting period, international equity markets continue to face now-familiar headwinds, including rising inflation, more hawkish policies from global central banks, political uncertainty and growing concern regarding potential recession. We believe these headwinds are likely to remain in place over the shorter term, although the focus may soon turn to earnings resilience in a weakening economic environment, with both revenues and margins subject to vulnerability. In this challenging environment, each of the fund’s underlying strategies remains committed to finding attractive opportunities that meet their investment criteria across a wide variety of markets and industry groups.
The Multi-Factor Equity Strategy continues to employ its quantitative strategy, seeking to invest in a broadly diversified portfolio of stocks that exhibit both attractive valuations and proven fundamentals while remaining risk controlled, relative to the Index, in terms of sector, country and market capitalization. As of September 30, 2022, the strategy maintains mildly overweighted exposure to the information technology and communications sectors, and to India, while holding mildly underweighted exposure to materials, utilities and financials from a sector perspective, and to Kuwait and the United Arab Emirates from a country perspective.

The Newton Fund Strategy remains focused on stock-level fundamentals, looking for stocks experiencing positive momentum drivers in the form of positive earnings revisions and trends, attractive valuations, and strong quality characteristics. As of September 30, 2022, the strategy holds overweight exposure to energy and underweight exposure to information technology and materials.

The Active Equity Strategy notes that emerging-markets equities currently trade at an unusually high discount to developed markets, providing a conducive investment backdrop if shorter-term variables prove favorable for emerging markets. As of September 30, 2022, the strategy holds overweight exposure in India, which we believe offers many of the best, bottom-up investment opportunities in emerging markets over five years and beyond. The strategy also holds overweight exposure to China/Hong Kong, where many businesses are positioned to benefit as China upgrades its economy to become self-sufficient, or even

4

assume leadership in certain strategic and value-add industries. On a sector basis, the strategy holds its most overweight position in consumer staples and information technology, where we are finding a relatively large number of investment opportunities with attractive long-term growth opportunities and high returns on capital.

October 17, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2023 at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to allocate effectively the fund’s assets among investment strategies, sub-advisers and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, sub-adviser or underlying fund will achieve its particular investment objective.

Each strategy of the sub-adviser makes investment decisions independently, and it is possible that the investment styles of the individual strategies of the sub-adviser may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Diversified Emerging Markets Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Diversified Emerging Markets Fund on 9/30/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Diversified Emerging Markets Fund with a hypothetical investment of $1,000,000 in the MSCI Emerging Markets Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Diversified Emerging Markets Fund on 9/30/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class Y shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/2022
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (5.75%)	3/31/09	-33.73%	-3.03%	.82%
without sales charge	3/31/09	-29.69%	-1.87%	1.42%
Class C shares
with applicable redemption charge †	3/31/09	-30.93%	-2.67%	.61%
without redemption	3/31/09	-30.23%	-2.67%	.61%
Class I shares	7/10/06	-29.43%	-1.42%	1.84%
Class Y shares	1/31/14	-29.38%	-1.34%	1.91%††
MSCI Emerging Markets Index		-28.11%	-1.81%	1.05%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified Emerging Markets Fund from April 1, 2022 to September 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.88	$10.19	$5.73	$5.46
Ending value (after expenses)	$770.70	$766.90	$771.60	$771.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.84	$11.61	$6.53	$6.23
Ending value (after expenses)	$1,017.30	$1,013.54	$1,018.60	$1,018.90
†

Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class A, 2.30% for Class C, 1.29% for Class I and 1.23% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS

September 30, 2022

Description	Shares		Value ($)
Common Stocks - 64.7%
Brazil - 4.1%
B3 SA - Brasil Bolsa Balcao	42,900		104,579
Inter & Co., BDR	23,472	[a]	77,017
IRB Brasil Resseguros SA	6,300	[a]	1,285
JBS SA	55,900		261,554
Minerva SA	205,700		477,419
Petroleo Brasileiro SA, ADR	173,721		2,143,717
TIM SA	163,600		366,666
Vale SA	32,200		430,857
WEG SA	36,200		215,079
			4,078,173
Chile - .4%
Cencosud SA	261,501		330,925
Enel Americas SA	243,236		25,630
Enel Generacion Chile SA	45,809		5,970
			362,525
China - 20.0%
Agricultural Bank of China Ltd., Cl. H	1,530,000		456,281
Alibaba Group Holding Ltd., ADR	11,852	[a]	948,041
Aluminum Corp. of China Ltd., Cl. H	270,000		87,383
ANTA Sports Products Ltd.	17,800		187,489
Autohome Inc., ADR	14,254		409,945
BAIC Motor Corp., Cl. H	4,500	[b]	983
Baidu Inc., ADR	3,283	[a]	385,720
Bank of Communications Co., Cl. H	970,000		509,634
CGN Power Co., Cl. H	1,270,200	[b]	274,701
China CITIC Bank Corp., Cl. H	1,593,000		632,571
China Construction Bank Corp., Cl. H	2,950,100		1,697,676
China Everbright Bank Co., Cl. A	505,200		200,658
China Galaxy Securities Co., Cl. H	1,405,000		646,777
China Life Insurance Co., Cl. H	66,600		85,753
China Medical System Holdings Ltd.	114,100		136,197
China Merchants Bank Co., Cl. H	92,600		428,426
China National Building Material Co., Cl. H	99,800		75,746
China Pacific Insurance Group Co., Cl. H	45,500		83,444
China Resources Sanjiu Medical & Pharmaceutical Co., Cl. A	211,395		1,141,123
China Shenhua Energy Co., Cl. H	375,500		1,114,188
China Vanke Co., Cl. H	9,200		16,725
CITIC Securities Co., Cl. H	216,000		366,113
Cosco Shipping Holdings Co., Cl. H	643,950	[c]	752,532

10

Description	Shares		Value ($)
Common Stocks - 64.7% (continued)
China - 20.0% (continued)
Country Garden Services Holdings Co.	57,000		83,284
Gaotu Techedu Inc., ADR	463	[a]	560
Greentown China Holdings Ltd.	206,500	[c]	387,538
Huatai Securities Co., Cl. H	150,000	[b]	164,377
Industrial & Commercial Bank of China Ltd., Cl. H	824,000		384,395
JD.com Inc., ADR	13,066		657,220
JD.com Inc., Cl. A	1,430		36,109
Lenovo Group Ltd.	827,800		568,684
Li Ning Co.	29,000		220,377
Longfor Group Holdings Ltd.	3,000	[b]	8,502
Meituan, Cl. B	28,600	[a,b]	599,430
NetDragon Websoft Holdings Ltd.	178,000		323,309
NetEase Inc., ADR	8,588		649,253
New China Life Insurance Co., Cl. H	81,900		155,912
PICC Property & Casualty Co., Cl. H	500,000		517,172
Pinduoduo Inc., ADR	8,319	[a]	520,603
Ping An Insurance Group Company of China Ltd., Cl. H	26,500		131,766
Postal Savings Bank of China Co., CI. H	163,701	[b]	95,831
Shanghai International Port Group Co., Cl. A	559,300		438,348
Shanghai Pharmaceuticals Holding Co., Cl. H	210,300		289,234
Sinopharm Group Co., Cl. H	134,800		269,111
Sinotruk Hong Kong Ltd.	110,300		92,089
Tencent Holdings Ltd.	38,500		1,300,222
Tencent Music Entertainment Group, ADR	41,681	[a]	169,225
Tingyi Cayman Islands Holding Corp.	125,200		214,297
Uni-President China Holdings Ltd.	219,100		183,670
Vipshop Holdings Ltd., ADR	11,630	[a]	97,808
Yankuang Energy Group Co., Cl. H	87,700		318,552
Yum China Holdings Inc.	3,985		188,610
Zhongsheng Group Holdings Ltd.	27,700		108,913
Zoomlion Heavy Industry Science & Technology Co., Cl. H	283,100		97,921
			19,910,428
Colombia - .0%
Interconexion Electrica SA	11,073		39,632
Czech Republic - .4%
CEZ AS	10,397		356,418

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 64.7% (continued)
Greece - 1.6%
Hellenic Telecommunications Organization SA	44,617		648,076
OPAP SA	80,647		968,589
			1,616,665
Hong Kong - 1.5%
Bosideng International Holdings Ltd.	950,500	[c]	469,648
China Resources Land Ltd.	14,600		56,918
China Taiping Insurance Holdings Co.	149,900		125,420
Cosco Shipping Ports Ltd.	141,500		88,654
Kingboard Laminates Holdings Ltd.	199,800		178,621
Kunlun Energy Co.	128,000		92,359
Shanghai Industrial Urban Development Group Ltd.	64,200		4,906
Shimao Group Holdings Ltd.	10,500	[a,d]	1,779
SITC International Holdings Co.	152,000		278,378
WH Group Ltd.	390,000	[b]	245,328
			1,542,011
Hungary - .3%
MOL Hungarian Oil & Gas PLC	27,202		151,521
Richter Gedeon Nyrt	10,275		175,945
			327,466
India - 8.5%
Aurobindo Pharma Ltd.	33,819		210,982
Cipla Ltd.	31,902		435,445
Hero MotoCorp Ltd.	9,708		301,857
Housing Development Finance Corp.	18,357		511,182
ICICI Bank Ltd.	50,163		525,465
Indian Oil Corp.	460,882		378,797
Indus Towers Ltd.	49,319		119,503
Infosys Ltd.	41,117		704,564
ITC Ltd.	117,764		478,307
Mahindra & Mahindra Ltd.	31,026		479,224
Mindtree Ltd.	20,179		770,413
NTPC Ltd.	94,978		185,254
Power Grid Corporation of India Ltd.	454,328		1,175,664
REC Ltd.	256,428		295,272
Reliance Industries Ltd.	4,323		125,035
Tata Consultancy Services Ltd.	10,618		388,250
Tata Motors Ltd.	50,900	[a]	250,544
Tata Steel Ltd.	371,317		448,018
Tech Mahindra Ltd.	27,151		331,719
The Tata Power Company	216		573
Vedanta Ltd.	55,015		180,220

12

Description	Shares		Value ($)
Common Stocks - 64.7% (continued)
India - 8.5% (continued)
Wipro Ltd.	27,947		133,825
			8,430,113
Indonesia - .8%
Bank Mandiri Persero TBK Pt	247,000		151,447
Indah Kiat Pulp & Paper TBK Pt	61,600		36,553
Indofood Sukses Makmur TBK Pt	1,535,300		605,246
			793,246
Malaysia - .8%
Hartalega Holdings BHD	99,700		35,456
RHB Bank BHD	244,500		292,059
Sime Darby BHD	449,400		206,727
Supermax Corp. BHD	120,910		17,555
Telekom Malaysia BHD	154,200		181,296
Top Glove Corp. BHD	139,500		18,620
			751,713
Malta - .0%
Lighthouse Properties PLC	931		298
Mexico - .9%
America Movil SAB de CV, Ser. L	530,800		437,249
Coca-Cola Femsa SAB de CV	21,530		125,463
Fibra Uno Administracion SA de CV	9,200		9,465
Grupo Mexico SAB de CV, Ser. B	95,400		322,208
Sitios Latinoamerica SAB de CV	26,540	[a]	12,084
			906,469
Philippines - .6%
Aboitiz Equity Ventures Inc.	76,750		70,172
Ayala Land Inc.	35,200		13,639
International Container Terminal Services Inc.	173,720		464,462
Metro Pacific Investments Corp.	43,000		2,443
SM Prime Holdings Inc.	37,800		19,443
			570,159
Poland - .1%
CD Projekt SA	386		7,710
KGHM Polska Miedz SA	2,462		43,029
Polskie Gornictwo Naftowe i Gazownictwo SA	19,984	[a]	19,410
Powszechna Kasa Oszczednosci Bank Polski SA	13,865		60,530
			130,679
Qatar - .3%
The Commercial Bank PSQC	150,803		290,789
Russia - .0%
Lukoil PJSC, ADR	12,332	[d]	0

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 64.7% (continued)
Russia - .0% (continued)
MMC Norilsk Nickel PJSC, ADR	11,431	[d]	0
Sberbank of Russia PJSC, ADR	81,133	[d]	0
Sistema PJSFC, GDR	3,646	[a,d]	0
Tatneft PJSC, ADR	6,912	[d]	0
X5 Retail Group NV, GDR	16,162	[d]	0
Saudi Arabia - 1.2%
Al Rajhi Bank	26,829	[a]	576,407
Sahara International Petrochemical Co.	34,891		384,989
Saudi Kayan Petrochemical Co.	64,184	[a]	233,209
The Savola Group	1,866		13,969
			1,208,574
South Africa - 2.9%
Anglo American Platinum Ltd.	1,431		100,480
Capitec Bank Holdings Ltd.	2,193		187,984
Growthpoint Properties Ltd.	13,983		9,056
Impala Platinum Holdings Ltd.	35,351		328,021
Investec Ltd.	47,104		185,475
Kumba Iron Ore Ltd.	4,691		99,435
MTN Group Ltd.	132,968		872,988
MultiChoice Group	36,697		233,547
Ninety One Ltd.	10,357		19,957
Redefine Properties Ltd.	16,674		3,267
Resilient REIT Ltd.	1,892		5,002
Sibanye Stillwater Ltd.	354,842		821,273
			2,866,485
South Korea - 7.3%
Celltrion Inc.	1,302		158,130
DB Insurance Co.	10,831		414,848
Dl Holdings Co.	208		8,271
Doosan Bobcat Inc.	9,685		192,161
Fila Holdings Corp.	3,848		83,327
Hana Financial Group Inc.	11,925		292,883
HMM Co.	10,392		132,837
Hyundai Mobis Co.	5,514		735,048
Hyundai Steel Co.	12,059		234,302
KakaoBank Corp.	3,542	[a]	49,080
KB Financial Group Inc.	6,318		191,376
Kia Motors Corp.	32,577		1,625,830
Korea Investment Holdings Co.	5,748		189,331
LOTTE Fine Chemical Co.	4,064		158,595
Mirae Asset Securities Co.	43,507		180,629
NAVER Corp.	63		8,396
Osstem Implant Co.	3,641		291,113

14

Description	Shares		Value ($)
Common Stocks - 64.7% (continued)
South Korea - 7.3% (continued)
POSCO Holdings Inc.	2,350		346,022
POSCO International Corp.	836		12,134
Samsung Biologics Co.	201	[a,b]	112,569
Samsung Electronics Co.	38,215		1,404,146
Samsung Securities Co.	12,397		264,215
Seegene Inc.	2,253		41,922
Shinhan Financial Group Co.	5,231		121,678
			7,248,843
Taiwan - 9.4%
Acer Inc.	480,000		329,330
ASPEED Technology Inc.	3,600		197,874
Asustek Computer Inc.	21,000		154,111
Chailease Holding Co.	169,413		963,853
China Development Financial Holding Corp.	927,000		347,762
Evergreen Marine Corp.	81,800		372,936
Hotai Motor Co.	13,000		232,886
International Games System Co.	31,000		348,913
Largan Precision Co.	5,000		260,740
MediaTek Inc.	14,000		243,658
Micro-Star International Co.	50,000		167,690
Powertech Technology Inc.	1,000		2,427
Realtek Semiconductor Corp.	38,000		320,000
Taiwan Semiconductor Manufacturing Co.	362,600		4,766,118
Unimicron Technology Corp.	41,000		152,246
United Microelectronics Corp.	416,000		467,168
			9,327,712
Thailand - 2.0%
Advanced Info Service PCL	155,900		804,732
Advanced Info Service PCL, NVDR	30,900		159,501
Kiatnakin Phatra Bank PCL	103,100		186,794
Krungthai Card PCL	6,200		9,374
PTT Exploration & Production PCL, NVDR	20,200		85,693
SCB X PCL	76,800		210,117
Thai Union Group PCL, NVDR	491,400		242,231
Thanachart Capital PCL	268,400		275,332
			1,973,774
Turkey - .7%
BIM Birlesik Magazalar AS	54,347		339,178
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	11,894		2,487
Eregli Demir ve Celik Fabrikalari TAS	35,132		54,932

15

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 64.7% (continued)
Turkey - .7% (continued)
KOC Holding AS		55,127		134,921
Turkcell Iletisim Hizmetleri AS		139,100		148,980
				680,498
United Arab Emirates - .5%
Dubai Islamic Bank PJSC		9,914		16,085
Emaar Properties PJSC		96,107		150,402
First Abu Dhabi Bank PJSC		68,727		334,008
				500,495
Uruguay - .4%
Globant SA		1,900	[a]	355,452
Total Common Stocks (cost $69,179,242)				64,268,617

Exchange-Traded Funds - .7%
United States - .7%
iShares MSCI Emerging Markets ETF (cost $720,730)		19,185	[c]	669,173
	Preferred Dividend Yield (%)
Preferred Stocks - .6%
Brazil - .4%
Cia Paranaense de Energia, Cl. B	9.67	101,400		123,687
Itausa SA	5.32	147,400		266,418
				390,105
South Korea - .2%
Samsung Electronics Co.		6,231		202,747
Total Preferred Stocks (cost $578,447)				592,852
	1-Day Yield (%)
Investment Companies - 33.5%
Registered Investment Companies - 33.5%
BNY Mellon Global Emerging Markets Fund, Cl. Y (cost $23,885,512)		1,918,600	[a,e]	33,268,527

16

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $819,691)	3.03	819,691	[e]	819,691
Total Investments (cost $95,183,622)		100.3%		99,618,860
Liabilities, Less Cash and Receivables		(.3%)		(297,644)
Net Assets		100.0%		99,321,216

ADR—American Depository Receipt

BDR—Brazilian Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities were valued at $1,501,721 or 1.51% of net assets.

c Security, or portion thereof, on loan. At September 30, 2022, the value of the fund’s securities on loan was $1,051,267 and the value of the collateral was $1,191,007, consisting of cash collateral of $819,691 and U.S. Government & Agency securities valued at $371,316. In addition, the value of collateral may include pending sales that are also on loan.

d The fund held Level 3 securities at September 30, 2022. These securities were valued at $1,779 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

17

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	35.0
Banks	8.6
Semiconductors & Semiconductor Equipment	6.0
Materials	4.4
Energy	4.4
Diversified Financials	3.9
Media & Entertainment	3.9
Telecommunication Services	3.8
Technology Hardware & Equipment	3.4
Automobiles & Components	3.4
Retailing	3.2
Food, Beverage & Tobacco	2.9
Software & Services	2.7
Transportation	2.5
Pharmaceuticals Biotechnology & Life Sciences	2.4
Utilities	2.3
Insurance	1.9
Consumer Services	1.2
Capital Goods	1.0
Consumer Durables & Apparel	1.0
Health Care Equipment & Services	.9
Real Estate	.8
Food & Staples Retailing	.7
100.3

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
Registered Investment Companies - 33.5%
BNY Mellon Global Emerging Markets Fund, Cl. Y - 33.5%	69,242,437	8,944,698	(20,856,839)	2,701,520
Investment of Cash Collateral for Securities Loaned - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - ..8%	1,132,530	23,197,999	(23,510,838)	-
Total - 34.3%	70,374,967	32,142,697	(44,367,677)	2,701,520

18

Description	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 9/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 33.5%
BNY Mellon Global Emerging Markets Fund, Cl. Y - 33.5%	(26,763,289)	33,268,527	4,122,763
Investment of Cash Collateral for Securities Loaned - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .8%	-	819,691	3,841	††
Total - 34.3%	(26,763,289)	34,088,218	4,126,604

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,051,267)—Note 1(c):
Unaffiliated issuers	70,478,419	65,530,642
Affiliated issuers	24,705,203	34,088,218
Cash		64,931
Cash denominated in foreign currency	401,481	389,302
Receivable for investment securities sold		884,233
Dividends and securities lending income receivable		125,371
Receivable for shares of Beneficial Interest subscribed		61,749
Tax reclaim receivable—Note 1(b)		14,709
Prepaid expenses		27,584
		101,186,739
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		243,608
Liability for securities on loan—Note 1(c)		819,691
Payable for shares of Beneficial Interest redeemed		421,020
Payable for investment securities purchased		304,909
Foreign capital gains tax payable—Note 1(b)		33,156
Trustees’ fees and expenses payable		1,453
Other accrued expenses		41,686
		1,865,523
Net Assets ($)		99,321,216
Composition of Net Assets ($):
Paid-in capital		99,820,894
Total distributable earnings (loss)		(499,678)
Net Assets ($)		99,321,216

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	332,768	9,100	5,419,366	93,559,982
Shares Outstanding	15,637	460.19	256,552	4,423,788
Net Asset Value Per Share ($)	21.28	19.77	21.12	21.15

See notes to financial statements.

20

STATEMENT OF OPERATIONS

Year Ended September 30, 2022

Investment Income ($):
Income:
Cash dividends (net of $601,929 foreign taxes withheld at source):	5,516,005
Income from securities lending—Note 1(c)	3,841
Total Income	5,519,846
Expenses:
Investment advisory fee—Note 3(a)	1,195,542
Custodian fees—Note 3(c)	267,819
Professional fees	122,780
Administration fee—Note 3(a)	108,418
Registration fees	62,590
Chief Compliance Officer fees—Note 3(c)	17,230
Trustees’ fees and expenses—Note 3(d)	16,068
Prospectus and shareholders’ reports	10,686
Shareholder servicing costs—Note 3(c)	8,683
Loan commitment fees—Note 2	2,385
Interest expense—Note 2	1,504
Distribution fees—Note 3(b)	87
Miscellaneous	24,322
Total Expenses	1,838,114
Less—reduction in expenses due to undertaking—Note 3(a)	(700)
Net Expenses	1,837,414
Net Investment Income	3,682,432
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(817,540)
Affiliated issuers	2,701,520
Net realized gain (loss) on forward foreign currency exchange contracts	(1,635)
Capital gain distributions from affiliated issuers	4,122,763
Net Realized Gain (Loss)	6,005,108
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	(34,543,645)
Affiliated issuers	(26,763,289)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	240
Net Change in Unrealized Appreciation (Depreciation)	(61,306,694)
Net Realized and Unrealized Gain (Loss) on Investments	(55,301,586)
Net (Decrease) in Net Assets Resulting from Operations	(51,619,154)

See notes to financial statements.

21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2022	2021
Operations ($):
Net investment income	3,682,432	2,525,542
Net realized gain (loss) on investments	6,005,108	11,641,975
Net change in unrealized appreciation (depreciation) on investments	(61,306,694)	18,297,220
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,619,154)	32,464,737
Distributions ($):
Distributions to shareholders:
Class A	(4,887)	(1,490)
Class C	(11)	-
Class I	(93,202)	(27,119)
Class Y	(2,702,243)	(1,141,669)
Total Distributions	(2,800,343)	(1,170,278)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	64,056	184,270
Class I	8,515,195	5,632,347
Class Y	19,736,986	31,656,022
Distributions reinvested:
Class A	3,933	1,177
Class I	83,002	24,958
Class Y	433,124	172,643
Cost of shares redeemed:
Class A	(98,080)	(67,968)
Class C	-	(22,338)
Class I	(7,022,595)	(3,503,356)
Class Y	(63,863,437)	(40,303,211)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(42,147,816)	(6,225,456)
Total Increase (Decrease) in Net Assets	(96,567,313)	25,069,003
Net Assets ($):
Beginning of Period	195,888,529	170,819,526
End of Period	99,321,216	195,888,529

22

	Year Ended September 30,
	2022	2021
Capital Share Transactions (Shares):
Class A
Shares sold	2,205	6,007
Shares issued for distributions reinvested	131	40
Shares redeemed	(3,455)	(2,162)
Net Increase (Decrease) in Shares Outstanding	(1,119)	3,885
Class C
Shares redeemed	-	(724)
Net Increase (Decrease) in Shares Outstanding	-	(724)
Class Ia
Shares sold	320,313	186,455
Shares issued for distributions reinvested	2,795	848
Shares redeemed	(272,739)	(114,476)
Net Increase (Decrease) in Shares Outstanding	50,369	72,827
Class Ya
Shares sold	700,003	1,000,992
Shares issued for distributions reinvested	14,574	5,860
Shares redeemed	(2,512,723)	(1,322,968)
Net Increase (Decrease) in Shares Outstanding	(1,798,146)	(316,116)

[a]

During the period ended September 30, 2022, 168,493 Class Y shares representing $4,643,791 were exchanged for 168,673 Class I shares and during the period ended September 30, 2021, 175,458 Class Y shares representing $5,295,614 were exchanged for 175,667 Class I shares.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	30.55	25.72	22.25	22.69	24.18
Investment Operations:
Net investment income[a]	.49	.26	.21	.13	.19
Net realized and unrealized gain (loss) on investments	(9.48)	4.66	3.59	(.55)	(1.50)
Total from Investment Operations	(8.99)	4.92	3.80	(.42)	(1.31)
Distributions:
Dividends from net investment income	(.28)	(.09)	(.33)	(.02)	(.18)
Net asset value, end of period	21.28	30.55	25.72	22.25	22.69
Total Return (%)[b]	(29.69)	19.15	17.12	(1.87)	(5.50)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.70	1.59	1.62	1.51	1.26
Ratio of net expenses to average net assets[c]	1.55	1.55	1.55	1.51	1.26
Ratio of net investment income to average net assets[c]	1.81	.81	.89	.60	.77
Portfolio Turnover Rate	46.15	50.23	47.02	44.24	41.37
Net Assets, end of period ($ x 1,000)	333	512	331	312	479

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

24

	Year Ended September 30,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	28.36	23.99	20.81	21.37	22.85
Investment Operations:
Net investment income (loss)[a]	.28	(.03)	.03	.04	(.11)
Net realized and unrealized gain (loss) on investments	(8.85)	4.40	3.35	(.60)	(1.37)
Total from Investment Operations	(8.57)	4.37	3.38	(.56)	(1.48)
Distributions:
Dividends from net investment income	(.02)	-	(.20)	-	-
Net asset value, end of period	19.77	28.36	23.99	20.81	21.37
Total Return (%)[b]	(30.23)	18.26	16.21	(2.62)	(6.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	2.35	2.49	2.51	2.27	2.59
Ratio of net expenses to average net assets[c]	2.30	2.30	2.30	2.27	2.26
Ratio of net investment income (loss) to average net assets[c]	1.10	(.13)	.15	.21	(.47)
Portfolio Turnover Rate	46.15	50.23	47.02	44.24	41.37
Net Assets, end of period ($ x 1,000)	9	13	28	25	29

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	30.35	25.52	22.11	22.66	24.13
Investment Operations:
Net investment income[a]	.64	.38	.36	.33	.32
Net realized and unrealized gain (loss) on investments	(9.45)	4.62	3.54	(.64)	(1.52)
Total from Investment Operations	(8.81)	5.00	3.90	(.31)	(1.20)
Distributions:
Dividends from net investment income	(.42)	(.17)	(.49)	(.24)	(.27)
Net asset value, end of period	21.12	30.35	25.52	22.11	22.66
Total Return (%)	(29.43)	19.65	17.71	(1.26)	(5.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	1.19	1.14	1.01	.90	.89
Ratio of net expenses to average net assets[b]	1.19	1.14	1.01	.90	.89
Ratio of net investment income to average net assets[b]	2.38	1.21	1.53	1.49	1.26
Portfolio Turnover Rate	46.15	50.23	47.02	44.24	41.37
Net Assets, end of period ($ x 1,000)	5,419	6,258	3,403	3,916	4,700

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

26

	Year Ended September 30,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	30.39	25.55	22.14	22.69	24.16
Investment Operations:
Net investment income[a]	.61	.38	.39	.35	.31
Net realized and unrealized gain (loss) on investments	(9.41)	4.64	3.53	(.63)	(1.50)
Total from Investment Operations	(8.80)	5.02	3.92	.28	1.19
Distributions:
Dividends from net investment income	(.44)	(.18)	(.51)	(.27)	(.28)
Net asset value, end of period	21.15	30.39	25.55	22.14	22.69
Total Return (%)	(29.38)	19.68	17.84	(1.15)	(5.06)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	1.11	1.08	.91	.82	.80
Ratio of net expenses to average net assets[b]	1.11	1.08	.91	.82	.80
Ratio of net investment income to average net assets[b]	2.23	1.22	1.71	1.59	1.24
Portfolio Turnover Rate	46.15	50.23	47.02	44.24	41.37
Net Assets, end of period ($ x 1,000)	93,560	189,106	167,057	205,052	225,899

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser of a portion of the fund’s assets.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

28

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

As of September 30, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class C shares of the fund.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

29

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close

30

of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	9,769,236	54,497,602	††	1,779	64,268,617
Equity Securities - Preferred Stocks	390,105	202,747	††	-	592,852
Exchange-Traded Funds	669,173	-		-	669,173
Investment Companies	34,088,218	-		-	34,088,218

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

31

NOTES TO FINANCIAL STATEMENTS (continued)

Equity Securities – Common Stocks ($)
Balance as of 9/30/2021†	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(620,011)
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3††	621,790
Transfers out of Level 3	-
Balance as of 9/30/2022†	1,779
The amount of total net gain (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 9/30/2022	(620,011)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

†† Transfers into Level 3 represent the value at the date of transfer. The transfers into Level 3 for the current period were due to the lack of observable inputs.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

32

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2022, BNY Mellon earned $523 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different

33

NOTES TO FINANCIAL STATEMENTS (continued)

country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Emerging Market Risk.: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include the lack of publicly available information, the lack of uniform disclosure, accounting and financial reporting and recordkeeping standards, and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

34

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,171,433, accumulated capital losses $6,550,888 and unrealized appreciation $1,879,777.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2022. The fund has $6,550,888 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows: ordinary income $2,800,343 and $1,170,278, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available

35

NOTES TO FINANCIAL STATEMENTS (continued)

only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2022 was approximately $58,082 with a related weighted average annualized rate of 2.59%.

NOTE 3—Investment Advisory Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Therefore the fund’s investment advisory fee will fluctuate based on the fund’s allocation between underlying and direct investments. The Adviser has also contractually agreed, from October 1, 2021 through February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 1.30% of the value of the fund’s average daily net assets. On or after February 1, 2023, the Adviser, Inc. may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund as a result of its investment in underlying funds, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $700 during the period ended September 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are

36

wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $108,418 during the period ended September 30, 2022.

During the period ended September 30, 2022, the Distributor retained $1 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments

37

NOTES TO FINANCIAL STATEMENTS (continued)

are made. During the period ended September 30, 2022, Class C shares were charged $87 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2022, Class A and Class C shares were charged $1,108 and $29, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2022, the fund was charged $4,107 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

38

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2022, the fund was charged $267,819 pursuant to the custody agreement.

During the period ended September 30, 2022, the fund was charged $17,230 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fee of $66,671 administration fee of $6,012, Distribution Plan fees of $6, Shareholder Services Plan fees of $75, Custodian fees of $166,483, Chief Compliance Officer fees of $3,808 and Transfer Agency fees of $726, which are offset against an expense reimbursement currently in effect in the amount of $173.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and foreign currency exchange contracts (“forward contracts”), during the period ended September 30, 2022, amounted to $74,513,929 and $111,664,706, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the

39

NOTES TO FINANCIAL STATEMENTS (continued)

total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At September 30, 2022 there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2022:

Average Market Value ($)
Forward contracts	15,266

At September 30, 2022, the cost of investments for federal income tax purposes was $97,691,798; accordingly, accumulated net unrealized appreciation on investments was $1,927,062, consisting of $18,996,244 gross unrealized appreciation and $17,069,182 gross unrealized depreciation.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Diversified Emerging Markets Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 23, 2022

41

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $3,443,018 as income sourced from foreign countries for the fiscal year ended September 30, 2022 in accordance with Section 853(c)(2) of the Internal Revenue Code and also, the fund reports the maximum amount allowable but not less than $633,199 as taxes paid from foreign countries for the fiscal year ended September 30, 2022 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2022 calendar year with Form 1099-DIV which will be mailed in early 2023. Also, the fund reports the maximum amount allowable, but not less than $3,200,797 as ordinary income dividends paid during the fiscal year ended September 30, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

42

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

43

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

44

Kenneth A. Himmel (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

46

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

47

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

48

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49

For More Information

BNY Mellon Diversified Emerging Markets Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6919AR0922

BNY Mellon International Equity Fund

ANNUAL REPORT September 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through September 30, 2022, as provided by portfolio manager Paul Markham of Newton Investment Management Limited, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2022, BNY Mellon International Equity Fund’s (the “fund”) Class A shares produced a total return of −29.34%, Class C shares returned −29.88%, Class I shares returned -29.19% and Class Y shares returned −29.17%.1,2 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a net return of −25.13% for the same period.3

International equity markets generally lost ground in response to increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund underperformed the Index, primarily due to disappointing stock selections in the consumer staples and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management Limited (“NIM”), the fund’s sub-adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. NIM believes that a global comparison of companies is the most effective method of stock analysis, and NIM’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that NIM believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. NIM then identifies specific companies, using these investment themes, to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit-taking, a significant change in the prospects of a company, price movement and market activity creating an extreme valuation, and the valuation of a company becoming expensive against its peers.

International Equities Slump Under Economic and Geopolitical Pressure

The upward trajectory of international equity markets early in the review period was interrupted toward the end of November 2021, as the new COVID-19 Omicron variant came to the fore. Shortly afterward, the picture for equities was muddied still further when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone with regard to the tapering of the Fed’s asset-purchase program. The start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine. As a result, international equity markets weakened in January, then plunged in early February as Russia

2

invaded its neighbor. Worries regarding a shift in global monetary policy continued to weigh on equities into the second quarter of 2022, with stretched valuations a cause for concern in the face of hawkish central banks. Renewed COVID-19-related lockdowns in China also weighed on investor sentiment, given the implications for economic growth and supply chains. The risk of recession loomed toward the end of June amid concerns regarding a more aggressive, global tightening cycle in response to the return of inflation. Although stock markets started the third quarter on a firmer footing, as the period progressed, continued inflation and central bank tightening placed further downward pressure on risk assets, which were simultaneously buffeted by geopolitical headwinds related to Russia’s invasion of Ukraine. The tone of corporate news also deteriorated, driving equity indices lower into the end of the period.

Stock Selection Undermines Relative Performance

Stock selection in consumer staples and financials dragged on the fund’s performance relative to the Index. Negative, albeit smaller, stock-picking effects also undermined returns in the consumer discretionary and health care sectors. The portfolio’s relative positioning in information technology, energy and utilities also weighed over the course of the period. Among the most notable detractors from relative returns, Japanese human-resources company Recruit Holdings was hit by a market rotation out of higher-multiple names, with shares proving vulnerable to prevailing market conditions, as well as the business’s perceived sensitivity to the macroeconomic environment. Shares in Japan-based medical-related services provider M3 retreated as slowing revenue growth in its medical platform represented a potential source of disappointment for investors early in the period. Although online medical demand continued to exhibit strength, the company was hampered by staff shortage issues. With the market continuing to reappraise the valuations of higher-multiple stocks in the face of surging inflation, tighter monetary policy and geopolitical uncertainty, M3’s struggles persisted. We subsequently sold the fund’s position in the belief that the stock’s lofty multiple could remain vulnerable in a risk-off environment.

On the positive side, stock selection contributed positively to relative returns in the communication services, materials and information technology sectors. Among top holdings, UK-based metals mining firm Anglo American saw shares rise as commodity prices soared, a situation exacerbated by Russia’s invasion of Ukraine. Switzerland-based reinsurer Zurich Insurance Group benefited from rising yields and a favorable backdrop for commercial pricing. The quality of the business and its defensive attributes also resonated with investors against an uncertain market backdrop, as did other positive company developments.

The fund used forward foreign-exchange hedges during the period to mitigate the effects of shifting currency valuations. The overall impact on performance proved marginally negative.

Maintaining a Balanced, Long-Term Focus Amid Uncertainty

As of the end of the reporting period, international equity markets continue to face now-familiar headwinds, including rising inflation, more hawkish policies from global central banks, political uncertainty and growing concern regarding potential recession. We believe these headwinds are likely to remain in place over the shorter term, although the focus may soon turn to earnings resilience in a weakening economic environment, with both revenues and margins subject to vulnerability.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Given these uncertainties and the dispersion of views within the market, we continue to maintain the fund’s balanced overall positioning, focusing on those businesses that we believe are likely to prove resilient in an extensive range of conditions and emerge as long-term winners. As of September 30, 2022, the fund holds its largest overweight position in industrials, with a sizeable proportion of holdings in the asset-light, data-heavy, professional services subsector. An example is Japan-based TechnoPro Holdings, one of the fund’s largest positions. More recently the fund bought a position in East Japan Railway, Japan’s largest passenger railway company, which we view as relatively defensive, with the stock’s price underpinned by a valuable real-estate portfolio. Overall, the fund’s overweight exposure to the sector is more a function of classification and bottom-up stock picking than a strong view on the sector itself. Conversely, the fund holds underweight exposure to the communication services sector. Although the fund retains some exposure through the media & entertainment subsector, it holds no exposure to telecommunication services, an area with relatively high financial leverage and historically poor pricing power, which we believe is likely to render it vulnerable amid an environment of rising debt-service costs and persistent inflationary pressures.

As of the same date, the fund holds significantly overweight exposure to the UK, and underweight exposure to Europe ex-UK. However, the fund’s regional positioning results from our bottom-up stock picking rather than a strong view on any given region. Indeed, many fund holdings are large multinationals.

October 17, 2022

1  BNY Mellon Investment Adviser, Inc. serves as the investment adviser for the fund. Newton Investment Management Limited (NIM) is the fund’s sub-adviser. NIM’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. NIM’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until February 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon International Equity Fund with a hypothetical investment of $10,000 in the MSCI EAFE® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon International Equity Fund on 9/30/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Equity Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon International Equity Fund on 9/30/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/2022
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/08	-33.41%	-3.48%	1.49%
without sales charge	3/31/08	-29.34%	-2.33%	2.09%
Class C shares
with applicable redemption charge†	3/31/08	-30.56%	-3.06%	1.32%
without redemption	3/31/08	-29.88%	-3.06%	1.32%
Class I shares	12/21/05	-29.19%	-2.09%	2.37%
Class Y shares	7/1/13	-29.17%	-2.08%	2.41%††
MSCI EAFE® Index		-25.13%	-.84%	3.67%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Equity Fund from April 1, 2022 to September 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.73	$8.04	$3.63	$3.63
Ending value (after expenses)	$765.10	$762.10	$765.50	$765.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.42	$9.20	$4.15	$4.15
Ending value (after expenses)	$1,019.70	$1,015.94	$1,020.96	$1,020.96
†

Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2022

Description	Shares		Value ($)
Common Stocks - 96.2%
Australia - 2.2%
National Australia Bank Ltd.	490,098		8,986,532
Bermuda - 1.7%
Hiscox Ltd.	705,622		6,898,690
China - 1.9%
Alibaba Group Holding Ltd.	364,296	[a]	3,654,215
Ping An Insurance Group Company of China Ltd., Cl. H	842,000		4,186,685
			7,840,900
Denmark - 1.2%
Chr. Hansen Holding A/S	48,184		2,361,933
Novozymes A/S, Cl. B	53,918		2,689,255
			5,051,188
France - 10.6%
Air Liquide SA	46,692		5,316,668
AXA SA	209,615		4,589,468
Bureau Veritas SA	174,450		3,895,854
L'Oreal SA	18,240		5,807,942
LVMH SE	12,430		7,306,789
Sanofi	129,380		9,874,317
Vinci SA	85,367		6,857,141
			43,648,179
Germany - 3.3%
Bayer AG	73,991		3,414,531
Deutsche Post AG	100,413		3,055,406
SAP SE	85,566		7,053,616
			13,523,553
Hong Kong - 2.0%
AIA Group Ltd.	991,712		8,233,745
India - 1.0%
Housing Development Finance Corp.	140,615		3,915,669
Ireland - 1.0%
CRH PLC	130,377		4,174,837
Japan - 17.8%
Advantest Corp.	106,100		4,930,848
East Japan Railway Co.	178,500		9,163,762
Ebara Corp.	130,700		4,237,000
FANUC Corp.	31,900		4,412,978
Pan Pacific International Holdings Corp.	462,000		8,118,258
Recruit Holdings Co.	86,013		2,482,612
Sony Group Corp.	105,000		6,758,043
Sugi Holdings Co.	156,000		6,265,288

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.2% (continued)
Japan - 17.8% (continued)
TechnoPro Holdings Inc.	589,100		12,384,057
Topcon Corp.	534,100		5,971,778
Toyota Industries Corp.	170,700		8,133,186
			72,857,810
Netherlands - 3.6%
Koninklijke Ahold Delhaize NV	320,977		8,173,341
Universal Music Group NV	343,833		6,481,280
			14,654,621
Norway - 1.7%
Mowi ASA	193,786		2,455,504
TOMRA Systems ASA	266,196		4,676,909
			7,132,413
South Korea - 1.4%
Samsung SDI Co.	15,116		5,703,132
Spain - .8%
Amadeus IT Group SA	74,137	[a]	3,431,724
Sweden - 1.3%
Swedbank AB, Cl. A	408,053		5,335,173
Switzerland - 15.6%
Alcon Inc.	107,383		6,218,552
Lonza Group AG	8,963		4,358,786
Nestle SA	132,457		14,342,393
Novartis AG	129,059		9,838,587
Roche Holding AG	47,117		15,362,924
Zurich Insurance Group AG	34,658		13,777,402
			63,898,644
United Kingdom - 29.1%
Anglo American PLC	321,647		9,716,435
Ashtead Group PLC	57,966		2,587,943
AstraZeneca PLC	106,938		11,759,979
BAE Systems PLC	1,184,820		10,409,628
Barclays PLC	7,661,669		12,215,120
BP PLC	1,360,189		6,468,180
British American Tobacco PLC	218,709		7,820,903
Croda International PLC	53,857		3,847,234
Diageo PLC	265,340		11,121,925
Linde PLC	15,608		4,268,271
National Grid PLC	487,512		5,031,046
Prudential PLC	587,077		5,768,077
RELX PLC	228,283		5,537,950
Shell PLC	720,512		17,926,552

10

Description		Shares		Value ($)
Common Stocks - 96.2% (continued)
United Kingdom - 29.1% (continued)
SSE PLC		287,248		4,870,304
				119,349,547
Total Common Stocks (cost $391,700,746)				394,636,357
	Preferred Dividend Yield (%)
Preferred Stocks - 1.3%
Germany - 1.3%
Volkswagen AG (cost $11,589,309)	5.86	44,657		5,515,980
	1-Day Yield (%)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $196,010)	3.03	196,010	[b]	196,010
Total Investments (cost $403,486,065)		97.6%		400,348,347
Cash and Receivables (Net)		2.4%		9,686,612
Net Assets		100.0%		410,034,959

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	13.2
Insurance	10.6
Capital Goods	8.9
Food, Beverage & Tobacco	8.7
Materials	7.9
Commercial & Professional Services	7.1
Banks	6.5
Energy	6.0
Food & Staples Retailing	3.5
Consumer Durables & Apparel	3.4
Transportation	3.0
Retailing	2.9
Technology Hardware & Equipment	2.8
Software & Services	2.6
Utilities	2.4
Media & Entertainment	1.6
Health Care Equipment & Services	1.5
Household & Personal Products	1.4
Automobiles & Components	1.3
Semiconductors & Semiconductor Equipment	1.2
Diversified Financials	1.0
Investment Companies	.1
97.6

† Based on net assets.

See notes to financial statements.

12

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Value ($) 9/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	13,164	221,265,986	(221,083,140)	196,010	38,980
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	2,816,782	289,706	(3,106,488)	-	200	††
Total - .1%	2,829,946	221,555,692	(224,189,628)	196,010	39,180

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp.
Australian Dollar	20,997,243	Japanese Yen	1,918,243,692	10/18/2022	157,699
Citigroup Global Markets Inc.
Euro	21,450,114	British Pound	19,465,644	11/16/2022	(658,888)
HSBC Securities (USA) Inc.
United States Dollar	40,643,153	British Pound	36,176,659	11/16/2022	220,657
UBS Securities LLC
Japanese Yen	1,918,243,692	Australian Dollar	20,337,398	10/18/2022	264,459
Gross Unrealized Appreciation					642,815
Gross Unrealized Depreciation					(658,888)

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	403,290,055	400,152,337
Affiliated issuers	196,010	196,010
Cash denominated in foreign currency	559,519	546,122
Receivable for investment securities sold		7,699,623
Tax reclaim receivable—Note 1(b)		2,430,607
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		642,815
Dividends receivable		513,404
Receivable for shares of Beneficial Interest subscribed		371,371
Cash collateral held by broker—Note 4		290,000
Prepaid expenses		28,888
		412,871,177
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		318,991
Note payable—Note 2		1,100,000
Payable for shares of Beneficial Interest redeemed		694,264
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		658,888
Trustees’ fees and expenses payable		6,414
Interest payable—Note 2		1,140
Other accrued expenses		56,521
		2,836,218
Net Assets ($)		410,034,959
Composition of Net Assets ($):
Paid-in capital		407,504,822
Total distributable earnings (loss)		2,530,137
Net Assets ($)		410,034,959

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	8,928,189	661,063	100,514,500	299,931,207
Shares Outstanding	514,382	38,932	5,828,684	17,479,642
Net Asset Value Per Share ($)	17.36	16.98	17.24	17.16

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended September 30, 2022

Investment Income ($):
Income:
Cash dividends (net of $921,494 foreign taxes withheld at source):
Unaffiliated issuers	12,774,503
Affiliated issuers	38,980
Income from securities lending—Note 1(c)	200
Total Income	12,813,683
Expenses:
Management fee—Note 3(a)	4,479,707
Shareholder servicing costs—Note 3(c)	135,004
Custodian fees—Note 3(c)	117,862
Professional fees	110,685
Registration fees	67,789
Trustees’ fees and expenses—Note 3(d)	55,398
Prospectus and shareholders’ reports	27,118
Chief Compliance Officer fees—Note 3(c)	17,230
Distribution fees—Note 3(b)	7,478
Loan commitment fees—Note 2	6,350
Interest expense—Note 2	4,870
Miscellaneous	38,688
Total Expenses	5,068,179
Less—reduction in expenses due to undertaking—Note 3(a)	(120,881)
Net Expenses	4,947,298
Net Investment Income	7,866,385
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	28,656,390
Net realized gain (loss) on forward foreign currency exchange contracts	2,339,629
Net Realized Gain (Loss)	30,996,019
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(223,794,919)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	4,289
Net Change in Unrealized Appreciation (Depreciation)	(223,790,630)
Net Realized and Unrealized Gain (Loss) on Investments	(192,794,611)
Net (Decrease) in Net Assets Resulting from Operations	(184,928,226)

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2022	2021
Operations ($):
Net investment income	7,866,385	8,471,672
Net realized gain (loss) on investments	30,996,019	59,655,175
Net change in unrealized appreciation (depreciation) on investments	(223,790,630)	76,808,355
Net Increase (Decrease) in Net Assets Resulting from Operations	(184,928,226)	144,935,202
Distributions ($):
Distributions to shareholders:
Class A	(463,037)	(96,467)
Class C	(28,314)	(7,668)
Class I	(5,371,005)	(2,905,331)
Class Y	(17,109,647)	(8,112,047)
Total Distributions	(22,972,003)	(11,121,513)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	10,417,534	7,069,193
Class C	39,488	147,257
Class I	29,403,414	30,605,161
Class Y	44,837,236	46,761,422
Distributions reinvested:
Class A	457,203	95,167
Class C	27,428	7,668
Class I	5,130,777	2,831,297
Class Y	6,511,272	3,210,607
Cost of shares redeemed:
Class A	(6,911,544)	(5,509,485)
Class C	(374,774)	(456,878)
Class I	(52,531,717)	(77,369,611)
Class Y	(134,157,947)	(97,872,738)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(97,151,630)	(90,480,940)
Total Increase (Decrease) in Net Assets	(305,051,859)	43,332,749
Net Assets ($):
Beginning of Period	715,086,818	671,754,069
End of Period	410,034,959	715,086,818

16

	Year Ended September 30,
	2022	2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	426,916	281,277
Shares issued for distributions reinvested	18,570	4,002
Shares redeemed	(296,266)	(220,508)
Net Increase (Decrease) in Shares Outstanding	149,220	64,771
Class C
Shares sold	1,883	6,143
Shares issued for distributions reinvested	1,132	328
Shares redeemed	(16,742)	(18,822)
Net Increase (Decrease) in Shares Outstanding	(13,727)	(12,351)
Class Ia
Shares sold	1,312,107	1,238,950
Shares issued for distributions reinvested	210,192	120,174
Shares redeemed	(2,408,570)	(3,128,650)
Net Increase (Decrease) in Shares Outstanding	(886,271)	(1,769,526)
Class Ya
Shares sold	2,118,295	1,932,141
Shares issued for distributions reinvested	268,064	136,971
Shares redeemed	(6,274,899)	(4,093,105)
Net Increase (Decrease) in Shares Outstanding	(3,888,540)	(2,023,993)

[a]

During the period ended September 30, 2022, 466,158 Class Y shares representing $10,153,051 were exchanged for 463,844 Class I shares, and 1,394 Class Y shares representing $34,602 were exchanged for 1,375 Class A shares. During the period ended September 30, 2021, 310,260 Class Y shares representing $7,667,023 were exchanged for 308,781 Class I shares.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	25.37	21.07	20.28	21.97	21.55
Investment Operations:
Net investment income[a]	.25	.23	.16	.33	.32
Net realized and unrealized gain (loss) on investments	(7.46)	4.39	1.13	(1.66)	.34
Total from Investment Operations	(7.21)	4.62	1.29	(1.33)	.66
Distributions:
Dividends from net investment income	(.80)	(.32)	(.50)	(.36)	(.24)
Net asset value, end of period	17.36	25.37	21.07	20.28	21.97
Total Return (%)[b]	(29.34)	22.00	6.31	(5.89)	3.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.17	1.19	1.18	1.14
Ratio of net expenses to average net assets	1.07	1.07	1.07	1.07	1.07
Ratio of net investment income to average net assets	1.08	.93	.78	1.66	1.45
Portfolio Turnover Rate	53.90	26.26	32.45	36.45	31.58
Net Assets, end of period ($ x 1,000)	8,928	9,263	6,329	5,743	5,697

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended September 30,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	24.77	20.57	19.78	21.38	21.04
Investment Operations:
Net investment income[a]	.06	.03	.00[b]	.17	.15
Net realized and unrealized gain (loss) on investments	(7.29)	4.29	1.10	(1.59)	.33
Total from Investment Operations	(7.23)	4.32	1.10	(1.42)	.48
Distributions:
Dividends from net investment income	(.56)	(.12)	(.31)	(.18)	(.14)
Net asset value, end of period	16.98	24.77	20.57	19.78	21.38
Total Return (%)[c]	(29.88)	21.11	5.47	(6.55)	2.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98	1.95	1.96	1.93	1.90
Ratio of net expenses to average net assets	1.82	1.82	1.82	1.82	1.82
Ratio of net investment income to average net assets	.26	.14	.00[d]	.89	.68
Portfolio Turnover Rate	53.90	26.26	32.45	36.45	31.58
Net Assets, end of period ($ x 1,000)	661	1,304	1,337	1,696	2,217

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	25.18	20.90	20.12	21.79	21.38
Investment Operations:
Net investment income[a]	.30	.28	.20	.36	.42
Net realized and unrealized gain (loss) on investments	(7.40)	4.36	1.13	(1.62)	.29
Total from Investment Operations	(7.10)	4.64	1.33	(1.26)	.71
Distributions:
Dividends from net investment income	(.84)	(.36)	(.55)	(.41)	(.30)
Net asset value, end of period	17.24	25.18	20.90	20.12	21.79
Total Return (%)	(29.19)	22.32	6.53	(5.62)	3.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.88	.88	.86	.87
Ratio of net expenses to average net assets	.82	.82	.82	.82	.82
Ratio of net investment income to average net assets	1.34	1.14	1.02	1.84	1.97
Portfolio Turnover Rate	53.90	26.26	32.45	36.45	31.58
Net Assets, end of period ($ x 1,000)	100,515	169,071	177,360	214,538	292,092
a Based on average shares outstanding.

See notes to financial statements.

20

	Year Ended September 30,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	25.06	20.81	20.03	21.70	21.29
Investment Operations:
Net investment income[a]	.29	.28	.20	.37	.36
Net realized and unrealized gain (loss) on investments	(7.35)	4.33	1.13	(1.63)	.35
Total from Investment Operations	(7.06)	4.61	1.33	(1.26)	.71
Distributions:
Dividends from net investment income	(.84)	(.36)	(.55)	(.41)	(.30)
Net asset value, end of period	17.16	25.06	20.81	20.03	21.70
Total Return (%)	(29.17)	22.29	6.58	(5.63)	3.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.82	.82	.80	.80
Ratio of net expenses to average net assets	.82	.82	.82	.80	.80
Ratio of net investment income to average net assets	1.32	1.15	1.00	1.88	1.64
Portfolio Turnover Rate	53.90	26.26	32.45	36.45	31.58
Net Assets, end of period ($ x 1,000)	299,931	535,448	486,727	849,188	1,068,449

a Based on average shares outstanding.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

22

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as

24

determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	-	394,636,357	††	-	394,636,357
Equity Securities - Preferred Stocks	-	5,515,980	††	-	5,515,980
Investment Companies	196,010	-		-	196,010
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	642,815		-	642,815

25

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(658,888)	-	(658,888)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

26

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2022, BNY Mellon earned $27 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At March 31, 2022, BNY Mellon Diversified International Fund, an affiliate of the fund, held 3,886,082 Class Y shares representing approximately 16.3% of the fund’s net assets.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country,

27

NOTES TO FINANCIAL STATEMENTS (continued)

region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

28

At September 30, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,758,858 undistributed capital gains $6,554,607 and unrealized depreciation $12,783,328.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows: ordinary income $22,972,003 and $11,121,513.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2022 was approximately $230,959 with a related weighted average annualized interest rate of 2.11%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2021 through February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. On or after February 1, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to

29

NOTES TO FINANCIAL STATEMENTS (continued)

the undertaking, amounted to $120,881 during the period ended September 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended September 30, 2022, the Distributor retained $7 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2022, Class C shares were charged $7,478 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2022, Class A and Class C shares were charged $32,022 and $2,493, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

30

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2022, the fund was charged $6,554 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2022, the fund was charged $117,862 pursuant to the custody agreement.

During the period ended September 30, 2022, the fund was charged $17,230 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $275,657, Distribution Plan fees of $434, Shareholder Services Plan fees of $2,105, Custodian fee of $43,721, Chief Compliance Officer fees of $3,808 and Transfer Agent fees of $1,074, which are offset against an expense reimbursement currently in effect in the amount of $7,808.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2022, amounted to $314,557,666 and $420,785,863, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into

31

NOTES TO FINANCIAL STATEMENTS (continued)

International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at September 30, 2022 are set forth in the Statement of Investments.

32

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	642,815	(658,888)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	642,815	(658,888)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	642,815	(658,888)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets Corp.	157,699		-	(157,699)		-
HSBC Securities (USA) Inc.	220,657		-	(220,657)		-
UBS Securities LLC	264,459		-	-		264,459
Total	642,815		-	(378,356)		264,459

33

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup Global Markets Inc.	(658,888)		-	290,000		(368,888)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2022:

Average Market Value ($)
Forward contracts	34,642,895

At September 30, 2022, the cost of investments contracts for federal income tax purposes was $412,807,722; accordingly, accumulated net unrealized depreciation on investments was $12,459,375, consisting of $58,045,045 gross unrealized appreciation and $70,504,420 gross unrealized depreciation.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Equity Fund (the “Fund”), a series of BNY Mellon Investment Funds, I including the statement of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 23, 2022

35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $13,779,597 as income sourced from foreign countries for the fiscal year ended September 30, 2022 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $921,498 as taxes paid from foreign countries for the fiscal year ended September 30, 2022 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2022 calendar year with Form 1099-DIV which will be mailed in early 2023. Also the fund reports the maximum amount allowable, but not less than $23,893,501 as ordinary income dividends paid during the fiscal year ended September 30, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

36

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on August 4, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional international multi-cap growth funds selected by Broadridge as

37

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international multi-cap growth funds (the “Performance Universe”), all for various periods ended June 30, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional international multi-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for the six-month, one-, two- and three-year periods and below the Performance Group median for the four-, five- and ten-year periods, and was above the Performance Universe median for the six-month, one- and two-year periods and below the Performance Universe median for all other periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain of the periods under review and noted that the fund’s relative performance had improved since the Board last considered renewal of the Agreements.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was slightly lower than the Expense Group median contractual management fee, the fund’s actual management fee was slightly lower than the Expense Group median and slightly higher than the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and lower than the Expense Universe median total expenses.

38

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less.

39

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s improved performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may

40

be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements for the remainder of the one-year term.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

44

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

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NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon International Equity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6916AR0922

BNY Mellon Small Cap Growth Fund

ANNUAL REPORT September 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through September 30, 2022, as provided by John R. Porter, Todd Wakefield, CFA, Robert C. Zeuthen, CFA, and Karen Behr of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2022, BNY Mellon Small Cap Growth Fund’s (the “fund”) Class I shares produced a total return of −28.67%, and Class Y shares returned −28.67%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), posted a total return of −29.27% for the same period.2

Small-cap growth stocks lost ground during the period in response to increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund outperformed the Index, mainly due to relatively strong returns in the health care, energy and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio. This means the portfolio managers seek to identify those small-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Equities Slump Under Economic and Geopolitical Pressure

U.S. equity markets began the reporting period on an upswing, bolstered by improving investor sentiment regarding economically sensitive sectors. However, sentiment quickly turned negative in November 2021 as the new COVID-19 Omicron variant came to the fore. Shortly afterward, the picture for equities was muddied still further when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone regarding the tapering of the Fed’s asset-purchase program. The start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening,

2

along with rising tensions between Russia and Ukraine. As a result, equity markets weakened in January, then plunged in early February as Russia invaded its neighbor.

Rapidly rising inflation—driven by increasing commodity prices—marked the second half of the period. The Fed attempted to dampen the trend by raising rates five times between March and September, from a range of 0.00 – 0.25% at the beginning of the period to 3.00% – 3.25% as of September 30, 2022—its most aggressive series of rate increases in decades, with further increases projected by the end of the year. Rising rates heightened concerns that economic growth could be undermined by anti-inflationary moves. The resulting risk-off sentiment broadly undermined equity markets. By the end of the period, only the energy sector remained in positive territory, with all other industry sectors losing ground. Cyclical, growth-oriented shares underperformed their more defensive, value-oriented counterparts, with communications services, consumer discretionary, real estate and information technology producing the weakest performance, while consumer staples, health care and utilities substantially outperformed the Index average.

Health Care, Energy and Consumer Discretionary Positions Bolster Returns

The fund’s relative performance benefited from strong individual stock selection in the health care sector, led by robust returns from several clinical-stage biotechnology holdings, including Xenon Pharmaceuticals and Arena Pharmaceuticals, the latter of which was acquired during the period by pharmaceutical giant Pfizer at a premium share price. Equipment and supply-company holdings, such as iRhythm Technologies and TransMedics Group, further bolstered relative returns. Holdings among health care providers and services companies also contributed positively, led by Privia Health Group and 1Life Healthcare, which were rewarded by the market as the post-pandemic outlook for health care utilization rates improved. In the energy sector, the fund benefited from overweight exposure and good stock selections, such as natural gas producer EQT. In the consumer staples area, returns relative to the Index were bolstered by holdings in budget grocery chain Grocery Outlet Holdings as shoppers became increasingly price conscious. Returns also benefited from the fund’s small but significant cash position as we trimmed some positions and reserved the resulting assets for future investment opportunities.

Conversely, the fund’s information technology holdings detracted most significantly from performance relative to the Index. In the software subsector, holdings in companies at the forefront of the digital business transformation, such as HubSpot and Rapid7, declined in concert with other growth-oriented issues, while enterprise software provider Everbridge lost ground after reporting disappointing earnings and an uncertain, near-term outlook, and ticketing and event platform Eventbrite slumped due to slowing growth. Shares in fast-growing IT services providers, such as Twilio, lost significant ground at a time when rising interest rates and concerns about economic growth prompted investors to favor value-oriented securities. Semiconductor holdings underperformed to a lesser degree due to stretched valuations and weakening demand in areas such as computers and handheld devices. In the industrial sector, cyclically sensitive holdings—such as Kornit Digital, Array Technologies and AerCap Holdings—undermined relative returns. In the communication services sector, cloud-based communications platform Bandwidth suffered due to slowing, post-pandemic remote calling trends.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Remaining Focused on Long-Term Growth Opportunities

As of the end of the reporting period, market sentiment is dominated by concerns regarding the Fed’s response to inflation and the potential impact of rising interest rates on economic growth. With further tightening expected through the end of 2022, and likely beyond, we expect volatility to remain high until clear signs emerge that inflation is coming back under control. In addition, geopolitical tensions related to Russia’s ongoing invasion of Ukraine continue to further cloud the outlook for equity and bond markets alike. On a more positive note, growth-oriented shares, which underperformed the broader market for much of the period, showed signs of outperformance late in the period as investors sought companies positioned to post earnings and revenue increases in the face of an expected economic slowdown. In this challenging environment, we continue to maintain the fund’s emphasis on individual stocks in companies that exhibit the growth and quality characteristics that we believe support long-term share-price appreciation. As of September 30, 2022, our investment approach has led the fund to hold relatively overweight exposure to health care and energy, and underweight exposure to information technology, industrials and communication services.

October 17, 2022

1  Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class I shares of BNY Mellon Small Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2000® Growth Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class I shares of BNY Mellon Small Cap Growth Fund on 9/30/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Small Cap Growth Fund with a hypothetical investment of $1,000,000 made in the Russell 2000® Growth Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in the Class Y shares of BNY Mellon Small Cap Growth Fund on 9/30/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/2022
	Inception Date	1 Year	5 Years	10 Years
Class I shares	12/23/96	-28.67%	9.91%	11.89%
Class Y shares	7/1/13	-28.67%	9.91%	11.91%	†
Russell 2000® Growth Index		-29.27%	3.60%	8.81%

†  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Growth Fund from April 1, 2022 to September 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2022

	Class I	Class Y
Expenses paid per $1,000†	$4.55	$4.55
Ending value (after expenses)	$813.90	$814.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2022

	Class I	Class Y
Expenses paid per $1,000†	$5.06	$5.06
Ending value (after expenses)	$1,020.05	$1,020.05
†

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2022

Description	Shares		Value ($)
Common Stocks - 86.6%
Capital Goods - 10.3%
AerCap Holdings NV	2,502	[a]	105,910
Armstrong World Industries Inc.	2,762		218,833
Construction Partners Inc., Cl. A	16,878	[a]	442,710
Curtiss-Wright Corp.	1,327		184,665
Energy Recovery Inc.	13,148	[a]	285,838
Fluor Corp.	6,845	[a]	170,372
Mercury Systems Inc.	5,659	[a]	229,755
SiteOne Landscape Supply Inc.	1,202	[a]	125,176
The AZEK Company	3,349	[a]	55,660
			1,818,919
Commercial & Professional Services - 2.5%
CACI International Inc., Cl. A	1,420	[a]	370,705
Li-Cycle Holdings Corp.	11,839	[a]	62,984
			433,689
Consumer Durables & Apparel - 1.4%
Peloton Interactive Inc., Cl. A	21,496	[a]	148,967
Topgolf Callaway Brands Corp.	4,999	[a]	96,281
			245,248
Consumer Services - 3.7%
European Wax Center Inc., Cl. A	7,642	[b]	140,995
Membership Collective Group Inc., Cl. A	17,455	[a]	82,388
Planet Fitness Inc., Cl. A	7,587	[a]	437,466
			660,849
Diversified Financials - .2%
MarketWise Inc.	12,640	[a]	28,819
Energy - 7.7%
Cactus Inc., Cl. A	11,075		425,612
EQT Corp.	15,695		639,571
PBF Energy Inc., Cl. A	8,145	[a]	286,378
			1,351,561
Food & Staples Retailing - 2.5%
Grocery Outlet Holding Corp.	13,330	[a]	443,756
Food, Beverage & Tobacco - 1.8%
Freshpet Inc.	6,414	[a]	321,277
Health Care Equipment & Services - 13.3%
1Life Healthcare Inc.	25,353	[a]	434,804
AtriCure Inc.	4,152	[a]	162,343
Evolent Health Inc., Cl. A	9,876	[a]	354,845
Health Catalyst Inc.	4,615	[a]	44,766
Inspire Medical Systems Inc.	670	[a]	118,838
iRhythm Technologies Inc.	2,281	[a]	285,764

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 86.6% (continued)
Health Care Equipment & Services - 13.3% (continued)
Outset Medical Inc.	8,281	[a]	131,916
Privia Health Group Inc.	15,857	[a]	540,089
TransMedics Group Inc.	6,550	[a]	273,397
			2,346,762
Household & Personal Products - 1.9%
Inter Parfums Inc.	4,402		332,175
Insurance - 1.7%
BRP Group Inc., Cl. A	5,105	[a]	134,517
Palomar Holdings Inc.	1,971	[a]	165,012
			299,529
Materials - .9%
Constellium SE	15,218	[a]	154,311
Media & Entertainment - 1.3%
Cardlytics Inc.	1,489	[a]	13,997
Eventbrite Inc., Cl. A	14,240	[a]	86,579
Manchester United PLC, Cl. A	10,046		133,310
			233,886
Pharmaceuticals Biotechnology & Life Sciences - 16.8%
10X Genomics Inc., CI. A	1,342	[a]	38,220
Ascendis Pharma A/S, ADR	974	[a,b]	100,575
Beam Therapeutics Inc.	1,816	[a]	86,514
Biohaven Pharmaceutical Holding Co.	3,533	[a]	534,084
Crinetics Pharmaceuticals Inc.	8,113	[a]	159,339
Cytokinetics Inc.	2,743	[a]	132,898
Denali Therapeutics Inc.	5,059	[a]	155,261
Insmed Inc.	2,869	[a]	61,798
Karuna Therapeutics Inc.	748	[a]	168,248
Kymera Therapeutics Inc.	6,032	[a]	131,317
MeiraGTx Holdings PLC	3,395	[a]	28,552
NanoString Technologies Inc.	6,175	[a]	78,855
Pacific Biosciences of California Inc.	4,708	[a,b]	27,330
PTC Therapeutics Inc.	4,727	[a]	237,295
Sarepta Therapeutics Inc.	3,694	[a]	408,335
Twist Bioscience Corp.	3,728	[a]	131,375
Ultragenyx Pharmaceutical Inc.	1,639	[a]	67,871
uniQure NV	3,188	[a]	59,807
Xenon Pharmaceuticals Inc.	10,109	[a]	364,935
			2,972,609
Real Estate - .6%
Physicians Realty Trust	6,507	[c]	97,865
Retailing - 4.4%
National Vision Holdings Inc.	8,216	[a]	268,252
Ollie's Bargain Outlet Holdings Inc.	6,904	[a]	356,246

10

Description	Shares		Value ($)
Common Stocks - 86.6% (continued)
Retailing - 4.4% (continued)
Warby Parker Inc., Cl. A	11,372	[a]	151,703
			776,201
Semiconductors & Semiconductor Equipment - 2.3%
Power Integrations Inc.	3,430		220,618
Semtech Corp.	5,387	[a]	158,432
SkyWater Technology Inc.	4,715	[a]	36,070
			415,120
Software & Services - 8.3%
AvidXchange Holdings Inc.	15,291	[a]	128,750
Everbridge Inc.	2,600	[a]	80,288
Flywire Corp.	744	[a]	17,082
HubSpot Inc.	1,164	[a]	314,420
JFrog Ltd.	4,306	[a]	95,206
nCino Inc.	2,046	[a]	69,789
Rapid7 Inc.	6,272	[a]	269,069
Shift4 Payments Inc., Cl. A	2,579	[a]	115,049
Twilio Inc., Cl. A	2,052	[a]	141,875
Zendesk Inc.	2,982	[a]	226,930
			1,458,458
Technology Hardware & Equipment - 4.8%
Calix Inc.	8,467	[a]	517,672
Lumentum Holdings Inc.	3,006	[a]	206,121
NETGEAR Inc.	2,868	[a]	57,475
nLight Inc.	6,483	[a]	61,264
			842,532
Telecommunication Services - .2%
Bandwidth Inc., Cl. A	3,596	[a]	42,793
Total Common Stocks (cost $15,978,462)			15,276,359

Private Equity - .5%
Diversified Financials - .2%
Fundbox	6,555	[a,d]	36,118
Pharmaceuticals Biotechnology & Life Sciences - .1%
Aspen Neuroscience	12,167	[a,d]	30,418
Real Estate - .2%
Roofstock	2,188	[a,d]	30,829
Total Private Equity (cost $192,356)			97,365

11

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 12.9%
Registered Investment Companies - 12.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,277,444)	3.03	2,277,444	[e]	2,277,444

Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $239,849)	3.03	239,849	[e]	239,849
Total Investments (cost $18,688,111)		101.4%		17,891,017
Liabilities, Less Cash and Receivables		(1.4%)		(243,881)
Net Assets		100.0%		17,647,136

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2022, the value of the fund’s securities on loan was $259,508 and the value of the collateral was $262,732, consisting of cash collateral of $239,849 and U.S. Government & Agency securities valued at $22,883. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at September 30, 2022. These securities were valued at $97,365 or ..55% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	30.3
Information Technology	15.4
Investment Companies	14.3
Industrials	12.8
Consumer Discretionary	9.5
Energy	7.6
Consumer Staples	6.2
Financials	1.9
Communication Services	1.6
Materials	.9
Real Estate	.7
Financial	.2
101.4

† Based on net assets.

See notes to financial statements.

12

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Value ($) 9/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 12.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 12.9%	1,185,436	10,079,468	(8,987,460)	2,277,444	15,203
Investment of Cash Collateral for Securities Loaned - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.4%	1,525,992	11,267,301	(12,553,444)	239,849	25,644	††
Total - 14.3%	2,711,428	21,346,769	(21,540,904)	2,517,293	40,847

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $259,508)—Note 1(c):
Unaffiliated issuers	16,170,818	15,373,724
Affiliated issuers	2,517,293	2,517,293
Receivable for shares of Beneficial Interest subscribed		28,598
Dividends and securities lending income receivable		5,925
Prepaid expenses		21,366
		17,946,906
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		5,296
Liability for securities on loan—Note 1(c)		239,849
Payable for shares of Beneficial Interest redeemed		16,828
Trustees’ fees and expenses payable		243
Other accrued expenses		37,554
		299,770
Net Assets ($)		17,647,136
Composition of Net Assets ($):
Paid-in capital		20,963,819
Total distributable earnings (loss)		(3,316,683)
Net Assets ($)		17,647,136

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	17,639,060	8,075.67
Shares Outstanding	563,963	257.4
Net Asset Value Per Share ($)	31.28	31.37

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended September 30, 2022

Investment Income ($):
Income:
Cash dividends (net of $50 foreign taxes withheld at source):
Unaffiliated issuers	66,480
Affiliated issuers	15,203
Income from securities lending—Note 1(c)	25,644
Total Income	107,327
Expenses:
Investment advisory fee—Note 3(a)	194,804
Professional fees	93,514
Registration fees	41,829
Shareholder servicing costs—Note 3(b)	34,938
Chief Compliance Officer fees—Note 3(b)	17,230
Administration fee—Note 3(a)	14,610
Prospectus and shareholders’ reports	13,833
Custodian fees—Note 3(b)	5,603
Trustees’ fees and expenses—Note 3(c)	2,452
Loan commitment fees—Note 2	599
Miscellaneous	21,792
Total Expenses	441,204
Less—reduction in expenses due to undertaking—Note 3(a)	(197,100)
Net Expenses	244,104
Net Investment (Loss)	(136,777)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,078
Net change in unrealized appreciation (depreciation) on investments	(7,210,541)
Net Realized and Unrealized Gain (Loss) on Investments	(7,191,463)
Net (Decrease) in Net Assets Resulting from Operations	(7,328,240)

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2022	2021
Operations ($):
Net investment (loss)	(136,777)	(243,950)
Net realized gain (loss) on investments	19,078	2,109,327
Net change in unrealized appreciation (depreciation) on investments	(7,210,541)	903,474
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,328,240)	2,768,851
Distributions ($):
Distributions to shareholders:
Class I	(4,074,753)	(971,604)
Class Y	(11,181)	(3,457)
Total Distributions	(4,085,934)	(975,061)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	6,660,135	46,335,319
Class Y	532	9,754
Distributions reinvested:
Class I	4,007,821	949,631
Class Y	1,370	380
Cost of shares redeemed:
Class I	(27,662,268)	(20,148,420)
Class Y	(46,378)	(4,090)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(17,038,788)	27,142,574
Total Increase (Decrease) in Net Assets	(28,452,962)	28,936,364
Net Assets ($):
Beginning of Period	46,100,098	17,163,734
End of Period	17,647,136	46,100,098
Capital Share Transactions (Shares):
Class I
Shares sold	162,871	883,221
Shares issued for distributions reinvested	94,147	19,792
Shares redeemed	(595,746)	(393,689)
Net Increase (Decrease) in Shares Outstanding	(338,728)	509,324
Class Y
Shares sold	15	191
Shares issued for distributions reinvested	32	8
Shares redeemed	(1,405)	(80)
Net Increase (Decrease) in Shares Outstanding	(1,358)	119

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class I Shares	Year Ended September 30,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	50.98	43.47	28.46	35.83	31.65
Investment Operations:
Net investment (loss)[a]	(.22)	(.35)	(.28)	(.20)	(.19)
Net realized and unrealized gain (loss) on investments	(12.56)	10.03	15.29	(2.91)	8.54
Total from Investment Operations	(12.78)	9.68	15.01	(3.11)	8.35
Distributions:
Dividends from net realized gain on investments	(6.92)	(2.17)	-	(4.26)	(4.17)
Net asset value, end of period	31.28	50.98	43.47	28.46	35.83
Total Return (%)	(28.67)	22.58	52.74	(7.64)	30.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.57	2.65	3.47	3.51
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment (loss) to average net assets	(.56)	(.68)	(.79)	(.66)	(.58)
Portfolio Turnover Rate	24.58	33.01	74.21	90.11	87.65
Net Assets, end of period ($ x 1,000)	17,639	46,018	17,099	7,014	7,051

a Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended September 30,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	51.11	43.58	28.54	35.89	31.70
Investment Operations:
Net investment (loss)[a]	(.27)	(.36)	(.27)	(.19)	(.20)
Net realized and unrealized gain (loss) on investments	(12.55)	10.06	15.31	(2.90)	8.56
Total from Investment Operations	(12.82)	9.70	15.04	(3.09)	8.36
Distributions:
Dividends from net realized gain on investments	(6.92)	(2.17)	-	(4.26)	(4.17)
Net asset value, end of period	31.37	51.11	43.58	28.54	35.89
Total Return (%)	(28.67)	22.57	52.70	(7.57)	30.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.77	1.48	2.64	3.45	3.27
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment (loss) to average net assets	(.65)	(.68)	(.77)	(.59)	(.59)
Portfolio Turnover Rate	24.58	33.01	74.21	90.11	87.65
Net Assets, end of period ($ x 1,000)	8	83	65	55	743

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

19

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

As of September 30, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 16 Class Y shares of the fund.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

21

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	15,276,359	-	-	15,276,359
Equity Securities - Private Equity	-	-	97,365	97,365
Investment Companies	2,517,293	-	-	2,517,293

† See Statement of Investments for additional detailed categorizations, if any.

22

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Private Equity ($)
Balance as of 9/30/2021	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(94,991)
Purchases/Issuances	192,356
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 9/30/2022†	97,365
The amount of total realized gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 9/30/2022	(94,991)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of September 30, 2022. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range
				Low	High
Private Equity:
Fundbox	36,118	Benchmark to Public Peers	Return of Public Peer Group	-29.4%	-79.2%
Aspen Neuroscience	30,418	Benchmark to Public Peers	Return of Public Peer Group	-1.7%	-58.8%
Roofstock	30,829	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	-0.1x	11.6x

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund

23

NOTES TO FINANCIAL STATEMENTS (continued)

and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2022, BNY Mellon earned $3,494 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed

24

income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2022, the components of accumulated earnings on a tax basis were as follows: unrealized depreciation $1,430,905. In addition, the fund had $1,804,323 of capital losses realized after October 31, 2021 and

25

NOTES TO FINANCIAL STATEMENTS (continued)

$81,455 of late year ordinary losses both deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows: ordinary income $100,348 and $95,010, and long-term capital gains $3,985,586 and $880,051, respectively.

During the period ended September 30, 2022, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased total distributable earnings (loss) by $62,248 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2021 through February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after February 1, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in

26

expenses, pursuant to the undertaking, amounted to $197,100 during the period ended September 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $14,610 during the period ended September 30, 2022.

(b) The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer

27

NOTES TO FINANCIAL STATEMENTS (continued)

Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2022, the fund was charged $2,262 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2022, the fund was charged $5,603 pursuant to the custody agreement.

During the period ended September 30, 2022, the fund was charged $17,230 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fee of $12,313, administration fee of $923, Custodian fees of $4,000, Chief Compliance Officer fees of $3,808 and Transfer Agent fees of $414, which are offset against an expense reimbursement currently in effect in the amount of $16,162.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2022, amounted to $5,675,032 and $28,084,911, respectively.

At September 30, 2022, the cost of investments for federal income tax purposes was $19,321,922; accordingly, accumulated net unrealized depreciation on investments was $1,430,905, consisting of $2,661,501 gross unrealized appreciation and $4,092,406 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small Cap Growth Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 23, 2022

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $27,118 as ordinary income dividends paid during the year ended September 30, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 25.50% of ordinary income dividends paid during the year ended September 30, 2022 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. The fund reports the maximum amount allowable but not less than $6.7520 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1700 as a short-term capital gain dividend paid on December 2, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

30

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

31

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

32

Kenneth A. Himmel (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

34

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

35

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

36

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37

For More Information

BNY Mellon Small Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6941AR0922

BNY Mellon Small Cap Value Fund

ANNUAL REPORT September 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through September 30, 2022, as provided by portfolio managers Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, Jonathan Piskorowski, CFA, and Andrew Leger, of Newton Investment Management North America LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2022, BNY Mellon Small Cap Value Fund’s (the “fund”) Class A shares produced a total return of −11.39%, Class C shares returned −12.14%, Class I shares returned −11.13% and Class Y shares returned −11.09%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), posted a total return of −17.69% for the same period.2

Equities lost ground during the period in response to increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund outperformed the Index, mainly due to positions in the financials, health care and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks from among portfolio candidates. We look for companies with strong competitive positions, high-quality management and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent, three-step, fundamental research process to evaluate the stocks. The first step is valuation—to identify small-cap companies that are considered to be attractively priced relative to their earnings potential. Second, fundamentals—to verify the strength of the underlying business position. Third, catalyst—to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Equities Slump Under Economic and Geopolitical Pressure

U.S. equity markets began the reporting period on an upswing, bolstered by improving investor sentiment regarding economically sensitive sectors. However, sentiment quickly turned negative in November 2021 as the new COVID-19 Omicron variant came to the fore. Shortly afterward, the picture for equities was muddied still further when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone regarding the tapering of the Fed’s asset-purchase program. The start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine. As a result, equity markets weakened in January, then plunged in early February as Russia invaded its neighbor.

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Rapidly rising inflation—driven by increasing commodity prices—marked the second half of the period. The Fed attempted to dampen the trend by raising rates five times between March and September, from a range of 0.00 – 0.25% at the beginning of the period to 3.00% – 3.25% as of September 30, 2022—its most aggressive series of rate increases in decades—with further increases projected by the end of the year. Rising rates heightened concerns that economic growth could be undermined by anti-inflationary moves. The resulting risk-off sentiment broadly undermined equity markets. By the end of the period, only the energy sector remained in strongly positive territory, with most other industry sectors losing ground. Cyclical, growth-oriented shares underperformed their more defensive, value-oriented counterparts, with communications services, consumer discretionary, real estate and information technology producing the weakest performance, while consumer staples, health care and utilities substantially outperformed the Index average.

Financials, Health Care and Energy Contribute to Fund Outperformance

The fund produced its best performance relative to the Index in the financials sectors, primarily due to several bank holdings that delivered comparatively strong returns. Performance also benefited from underweight exposure to mortgage REITs (real estate investment trusts) & thrifts, which were undermined by rising mortgage rates. One standout holding in the sector, brokerage and investment advisory firm LPL Financial Holdings, benefited from short rates on floats. In health care, the fund’s underweight exposure to the lagging biotechnology sector bolstered relative performance. Good stock selection in other areas of health care contributed positively as well, led by holdings in health information services provider Evolent Health, behavioral health services provider Acadia Healthcare and home health care services provider Apria Healthcare Group, the latter of which was acquired during the period at a premium share price. In energy, good stock selections drove outperformance, particularly among natural gas producers, such as EQT, Chesapeake Energy and Comstock Resources, which benefited from soaring natural gas prices beginning in March 2022.

Few sectors detracted materially from the fund’s relative performance. Overweight exposure to the lagging information technology sector undermined returns, as did holdings of a few individual technology stocks, including those of software provider to the cannabis industry WM Technology and subscription-based software company Zuora. In consumer staples, a small number of holdings—including Fresh Del Monte Produce and Chef’s Warehouse—underperformed due to supply-chain disruptions and rising costs.

Finding Attractive Small-Cap Value Opportunities

As of the end of the reporting period, market sentiment is dominated by concerns regarding the Fed’s response to inflation and the potential impact of rising interest rates on economic growth. With further tightening expected through the end of 2022, and likely beyond, we expect volatility to remain high until clear signs emerge that inflation is coming back under control. In addition, geopolitical tensions related to Russia’s ongoing invasion of Ukraine continue to further cloud the outlook for equity and bond markets alike. On a more positive note, long-term inflation expectations have started to come down. At the same time, small-cap stocks ended the period with more attractive valuations and growth prospects than their larger-cap counterparts.

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DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Given these conditions, we are seeking to increase the fund’s exposure to attractive investment opportunities in recently beaten-down areas of our investment universe, while reducing exposure in traditionally defensive areas. As of September 30, 2022, the fund holds overweight exposure relative to the Index among industrials, particularly in the areas of construction & engineering, where we have focused on companies qualified to participate in U.S. industrial reshoring and infrastructure spending, and among aerospace & defense companies leveraged to government spending. The fund also holds overweight exposure to non-biotechnology-related health care companies. Conversely, the fund holds underweight exposure to biotechnology, and mortgage REITs & thrifts, which remain vulnerable to further rate increases.

October 17, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

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FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Small Cap Value Fund with a hypothetical investment of $10,000 made in the Russell 2000® Value Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class A shares and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A shares and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of the BNY Mellon Small Cap Value Fund on 9/30/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

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FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Small Cap Value Fund with a hypothetical investment of $1,000,000 in the Russell 2000® Value Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of the BNY Mellon Small Cap Value Fund on 9/30/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

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Average Annual Total Returns as of 9/30/2022
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/1/16	-16.49%	3.91%	8.09%††
without sales charge	8/1/16	-11.39%	5.16%	8.73%††
Class C shares
with applicable redemption charge †	8/1/16	-12.91%	4.28%	8.16%††
without redemption	8/1/16	-12.14%	4.28%	8.16%††
Class I shares	2/1/00	-11.13%	5.49%	8.95%
Class Y shares	8/1/16	-11.09%	5.55%	8.97%††
Russell 2000® Value Index		-17.69%	2.87%	7.94%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A shares and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A shares and Class C shares), adjusted to eflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

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UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Value Fund from April 1, 2022 to September 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.19	$9.97	$4.72	$4.54
Ending value (after expenses)	$827.90	$824.10	$829.00	$829.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.83	$11.01	$5.22	$5.01
Ending value (after expenses)	$1,018.30	$1,014.14	$1,019.90	$1,020.10
†

Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.18% for Class C, 1.03% for Class I and .99% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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STATEMENT OF INVESTMENTS

September 30, 2022

Description	Shares		Value ($)
Common Stocks - 96.8%
Banks - 17.5%
Banner Corp.	35,084		2,072,763
Capstar Financial Holdings Inc.	13,125		243,206
Central Pacific Financial Corp.	62,416		1,291,387
Columbia Banking System Inc.	76,690		2,215,574
CVB Financial Corp.	61,277		1,551,534
Essent Group Ltd.	62,225		2,169,786
First Bancorp	28,017		1,024,862
First Hawaiian Inc.	35,374		871,262
First Interstate BancSystem Inc., Cl. A	61,012		2,461,834
Heritage Commerce Corp.	136,570		1,548,704
Heritage Financial Corp.	39,316		1,040,695
National Bank Holdings Corp., Cl. A	27,662		1,023,217
Seacoast Banking Corp. of Florida	61,624		1,862,894
Silvergate Capital Corp., Cl. A	4,823	[a]	363,413
SouthState Corp.	8,984		710,814
Texas Capital Bancshares Inc.	33,188	[a]	1,959,088
UMB Financial Corp.	15,783		1,330,349
United Community Bank Inc.	70,022		2,317,728
Webster Financial Corp.	54,788		2,476,418
			28,535,528
Capital Goods - 13.4%
Aerojet Rocketdyne Holdings Inc.	39,747	[a]	1,589,483
BWX Technologies Inc.	37,261		1,876,837
Dycom Industries Inc.	25,134	[a]	2,401,051
EMCOR Group Inc.	15,778		1,822,043
EnerSys	24,440		1,421,675
EnPro Industries Inc.	5,803		493,139
Flowserve Corp.	28,817		700,253
Fluor Corp.	101,290	[a]	2,521,108
GrafTech International Ltd.	61,148		263,548
Granite Construction Inc.	60,433		1,534,394
Hyster-Yale Materials Handling Inc.	2,925		62,917
Matrix Service Co.	8,796	[a]	36,415
MDU Resources Group Inc.	54,215		1,482,780
Mercury Systems Inc.	28,014	[a]	1,137,368
MSC Industrial Direct Co., Cl. A	20,141		1,466,466
Spirit AeroSystems Holdings Inc., Cl. A	66,775		1,463,708
The AZEK Company	27,244	[a]	452,795
The Greenbrier Companies	23,369		567,166
Titan Machinery Inc.	3,580	[a]	101,171

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STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Capital Goods - 13.4% (continued)
Wabash National Corp.	23,115		359,669
			21,753,986
Commercial & Professional Services - 3.6%
Huron Consulting Group Inc.	9,418	[a]	623,942
KBR Inc.	96,485		4,170,082
Korn Ferry	21,804		1,023,698
			5,817,722
Consumer Durables & Apparel - 2.5%
Allbirds Inc., CI. A	75,894	[a]	230,718
Capri Holdings Ltd.	18,450	[a]	709,218
GoPro Inc., Cl. A	95,603	[a]	471,323
Helen of Troy Ltd.	5,497	[a,b]	530,131
Meritage Homes Corp.	27,429	[a]	1,927,436
Oxford Industries Inc.	1,089		97,770
Skechers USA Inc., CI. A	5,019	[a]	159,203
			4,125,799
Consumer Services - .2%
Genius Sports Ltd.	99,890	[a]	366,596
Diversified Financials - 3.3%
Cohen & Steers Inc.	10,903		682,855
Federated Hermes Inc.	88,854		2,942,844
LPL Financial Holdings Inc.	4,438		969,614
PROG Holdings Inc.	49,094	[a]	735,428
WisdomTree Investments Inc.	17,690		82,789
			5,413,530
Energy - 7.1%
ChampionX Corp.	61,876		1,210,913
Chesapeake Energy Corp.	33,887	[b]	3,192,494
CNX Resources Corp.	55,933	[a]	868,639
Comstock Resources Inc.	63,772	[a]	1,102,618
Helix Energy Solutions Group Inc.	230,702	[a]	890,510
Liberty Energy Inc.	92,202	[a]	1,169,121
PBF Energy Inc., Cl. A	40,922	[a]	1,438,818
Viper Energy Partners LP	61,895		1,773,911
			11,647,024
Food & Staples Retailing - .4%
The Chefs' Warehouse Inc.	23,459	[a]	679,607
Food, Beverage & Tobacco - .9%
Fresh Del Monte Produce Inc.	64,087		1,489,382
Health Care Equipment & Services - 9.9%
Acadia Healthcare Co.	47,580	[a]	3,719,804
Amedisys Inc.	7,593	[a]	734,927
Embecta Corp.	45,357		1,305,828

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Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Health Care Equipment & Services - 9.9% (continued)
Encompass Health Corp.	44,393		2,007,895
Enovis Corp.	14,167	[a]	652,674
Evolent Health Inc., Cl. A	86,499	[a]	3,107,909
Merit Medical Systems Inc.	18,727	[a]	1,058,263
ModivCare Inc.	8,209	[a]	818,273
NuVasive Inc.	15,502	[a]	679,143
Omnicell Inc.	14,405	[a]	1,253,667
R1 RCM Inc.	42,029	[a]	778,797
			16,117,180
Insurance - 1.2%
Selective Insurance Group Inc.	23,200		1,888,480
Materials - 6.3%
Alamos Gold Inc., Cl. A	187,889		1,392,257
Carpenter Technology Corp.	54,139		1,685,888
Hecla Mining Co.	301,922		1,189,573
Largo Inc.	65,194	[a,b]	345,528
Materion Corp.	20,646		1,651,680
MP Materials Corp.	39,619	[a]	1,081,599
Royal Gold Inc.	9,977		936,042
Schnitzer Steel Industries Inc., Cl. A	30,054		855,337
Tronox Holdings PLC	98,361		1,204,922
			10,342,826
Media & Entertainment - 3.8%
Gray Television Inc.	88,277		1,264,127
John Wiley & Sons Inc., Cl. A	28,126		1,056,413
Lions Gate Entertainment Corp., Cl. A	110,014	[a,b]	817,404
Lions Gate Entertainment Corp., Cl. B	117,369	[a]	815,715
TEGNA Inc.	62,669		1,295,995
Ziff Davis Inc.	13,333	[a]	913,044
			6,162,698
Pharmaceuticals Biotechnology & Life Sciences - .5%
Medpace Holdings Inc.	5,703	[a]	896,341
Real Estate - 6.8%
Agree Realty Corp.	28,306	[c]	1,912,919
Douglas Elliman Inc.	98,855		405,305
EPR Properties	25,315	[c]	907,796
Equity Commonwealth	36,904	[c]	898,981
Highwoods Properties Inc.	22,443	[c]	605,063
Newmark Group Inc., Cl. A	19,313		155,663
Pebblebrook Hotel Trust	40,734	[c]	591,050
Physicians Realty Trust	127,341	[c]	1,915,209
Potlatchdeltic Corp.	37,280	[c]	1,529,971
Rayonier Inc.	25,583	[c]	766,723

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STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Real Estate - 6.8% (continued)
Retail Opportunity Investments Corp.	40,524	[c]	557,610
STAG Industrial Inc.	30,093	[c]	855,544
			11,101,834
Retailing - 4.5%
Designer Brands Inc., Cl. A	52,932		810,389
Funko Inc., Cl. A	80,769	[a,b]	1,633,149
National Vision Holdings Inc.	28,723	[a]	937,806
Ollie's Bargain Outlet Holdings Inc.	43,088	[a]	2,223,341
Urban Outfitters Inc.	57,172	[a]	1,123,430
Warby Parker Inc., Cl. A	40,217	[a]	536,495
			7,264,610
Semiconductors & Semiconductor Equipment - .4%
Diodes Inc.	2,847	[a]	184,799
MaxLinear Inc.	12,236	[a]	399,138
			583,937
Software & Services - 5.1%
A10 Networks Inc.	99,389		1,318,892
Cognyte Software Ltd.	26,774	[a]	108,167
CSG Systems International Inc.	35,215		1,862,169
Edgio Inc.	230,063	[a]	639,575
Paya Holdings Inc.	54,549	[a]	333,294
Progress Software Corp.	48,992		2,084,610
Verint Systems Inc.	30,415	[a]	1,021,336
WM Technology Inc.	38,219	[a]	61,533
Zuora Inc., Cl. A	115,369	[a]	851,423
			8,280,999
Technology Hardware & Equipment - 3.6%
ADTRAN Holdings Inc.	90,631		1,774,555
Belden Inc.	9,064		544,021
Extreme Networks Inc.	120,893	[a]	1,580,072
Itron Inc.	15,026	[a]	632,745
Lumentum Holdings Inc.	19,161	[a]	1,313,870
			5,845,263
Utilities - 5.8%
Avista Corp.	42,873		1,588,445
Chesapeake Utilities Corp.	13,542		1,562,611
NorthWestern Corp.	28,565		1,407,683
PNM Resources Inc.	29,971		1,370,574
Portland General Electric Co.	42,629		1,852,656
Southwest Gas Holdings Inc.	23,095		1,610,876
			9,392,845
Total Common Stocks (cost $149,452,388)			157,706,187

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Description		Shares		Value ($)
Exchange-Traded Funds - 2.4%
Registered Investment Companies - 2.4%
iShares Russell 2000 Value ETF (cost $4,715,861)		30,440		3,924,629
	1-Day Yield (%)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $804,188)	3.03	804,188	[d]	804,188

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $756,229)	3.03	756,229	[d]	756,229
Total Investments (cost $155,728,666)		100.2%		163,191,233
Liabilities, Less Cash and Receivables		(.2%)		(339,645)
Net Assets		100.0%		162,851,588

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2022, the value of the fund’s securities on loan was $1,501,716 and the value of the collateral was $1,540,107, consisting of cash collateral of $756,229 and U.S. Government & Agency securities valued at $783,878. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	22.0
Industrials	16.9
Health Care	10.4
Information Technology	9.0
Consumer Discretionary	7.2
Energy	7.2
Real Estate	6.8
Materials	6.4
Utilities	5.8
Communication Services	3.8
Investment Companies	3.4
Consumer Staples	1.3
100.2

† Based on net assets.

See notes to financial statements.

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STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Value ($) 9/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .5%	1,489,390	52,518,002	(53,203,204)	804,188	21,396
Investment of Cash Collateral for Securities Loaned - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .5%	2,614,078	53,553,945	(55,411,794)	756,229	25,391	††
Total - 1.0%	4,103,468	106,071,947	(108,614,998)	1,560,417	46,787

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,501,716)—Note 1(c):
Unaffiliated issuers	154,168,249	161,630,816
Affiliated issuers	1,560,417	1,560,417
Receivable for investment securities sold		746,964
Dividends and securities lending income receivable		177,138
Receivable for shares of Beneficial Interest subscribed		48,085
Tax reclaim receivable—Note 1(b)		1,113
Prepaid expenses		36,422
		164,200,955
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		139,976
Liability for securities on loan—Note 1(c)		756,229
Payable for investment securities purchased		408,686
Payable for shares of Beneficial Interest redeemed		2,581
Trustees’ fees and expenses payable		1,133
Other accrued expenses		40,762
		1,349,367
Net Assets ($)		162,851,588
Composition of Net Assets ($):
Paid-in capital		141,959,038
Total distributable earnings (loss)		20,892,550
Net Assets ($)		162,851,588

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	20,205,308	850,556	100,316,116	41,479,608
Shares Outstanding	1,052,591	46,557	5,174,813	2,122,951
Net Asset Value Per Share ($)	19.20	18.27	19.39	19.54

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Year Ended September 30, 2022

Investment Income ($):
Income:
Cash dividends (net of $3,101 foreign taxes withheld at source):
Unaffiliated issuers	3,373,030
Affiliated issuers	21,396
Income from securities lending—Note 1(c)	25,391
Interest	16
Total Income	3,419,833
Expenses:
Investment advisory fee—Note 3(a)	1,522,391
Shareholder servicing costs—Note 3(c)	145,790
Administration fee—Note 3(a)	114,179
Professional fees	96,472
Registration fees	65,443
Trustees’ fees and expenses—Note 3(d)	19,014
Chief Compliance Officer fees—Note 3(c)	17,230
Prospectus and shareholders’ reports	17,194
Custodian fees—Note 3(c)	7,635
Distribution fees—Note 3(b)	7,458
Loan commitment fees—Note 2	2,914
Interest expense—Note 2	218
Miscellaneous	24,057
Total Expenses	2,039,995
Net Investment Income	1,379,838
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	14,881,937
Net change in unrealized appreciation (depreciation) on investments	(37,354,300)
Net Realized and Unrealized Gain (Loss) on Investments	(22,472,363)
Net (Decrease) in Net Assets Resulting from Operations	(21,092,525)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2022	2021
Operations ($):
Net investment income	1,379,838	953,238
Net realized gain (loss) on investments	14,881,937	33,089,313
Net change in unrealized appreciation (depreciation) on investments	(37,354,300)	45,594,697
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,092,525)	79,637,248
Distributions ($):
Distributions to shareholders:
Class A	(3,055,774)	(114,484)
Class C	(123,731)	-
Class I	(13,888,818)	(889,463)
Class Y	(5,665,251)	(326,361)
Total Distributions	(22,733,574)	(1,330,308)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	479,442	1,654,946
Class C	39,792	144,152
Class I	18,566,202	16,394,065
Class Y	5,315,262	6,673,946
Distributions reinvested:
Class A	2,923,635	109,265
Class C	123,730	-
Class I	13,070,731	840,147
Class Y	5,663,949	326,286
Cost of shares redeemed:
Class A	(3,608,094)	(4,166,076)
Class C	(82,095)	(554,328)
Class I	(20,420,963)	(41,296,107)
Class Y	(7,068,110)	(8,094,897)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	15,003,481	(27,968,601)
Total Increase (Decrease) in Net Assets	(28,822,618)	50,338,339
Net Assets ($):
Beginning of Period	191,674,206	141,335,867
End of Period	162,851,588	191,674,206

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	22,180	68,710
Shares issued for distributions reinvested	135,228	5,356
Shares redeemed	(165,785)	(192,761)
Net Increase (Decrease) in Shares Outstanding	(8,377)	(118,695)
Class Cb
Shares sold	1,648	5,841
Shares issued for distributions reinvested	5,974	-
Shares redeemed	(3,631)	(26,263)
Net Increase (Decrease) in Shares Outstanding	3,991	(20,422)
Class Ia
Shares sold	813,487	696,292
Shares issued for distributions reinvested	600,126	40,983
Shares redeemed	(922,088)	(1,789,779)
Net Increase (Decrease) in Shares Outstanding	491,525	(1,052,504)
Class Y
Shares sold	231,000	275,973
Shares issued for distributions reinvested	258,157	15,808
Shares redeemed	(311,295)	(370,892)
Net Increase (Decrease) in Shares Outstanding	177,862	(79,111)

[a]	During the period ended September 30, 2022, 1,617 Class A shares representing $34,559 were exchanged for 1,603 Class I shares.
[b]	During the period ended September 30, 2021, 4,656 Class C shares representing $112,830 were automatically converted to 4,506 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	24.59	15.58	20.11	24.49	25.18
Investment Operations:
Net investment income[a]	.10	.05	.10	.10	.04
Net realized and unrealized gain (loss) on investments	(2.58)	9.06	(3.01)	(1.71)	3.37
Total from Investment Operations	(2.48)	9.11	(2.91)	(1.61)	3.41
Distributions:
Dividends from net investment income	-	(.10)	(.10)	(.03)	(.06)
Dividends from net realized gain on investments	(2.91)	-	(1.52)	(2.74)	(4.04)
Total Distributions	(2.91)	(.10)	(1.62)	(2.77)	(4.10)
Net asset value, end of period	19.20	24.59	15.58	20.11	24.49
Total Return (%)[b]	(11.39)	58.62	(16.27)	(5.05)	15.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35	1.34	1.42	1.31	1.36
Ratio of net expenses to average net assets	1.35	1.34	1.42	1.31	1.36
Ratio of net investment income to average net assets	.44	.22	.55	.49	.15
Portfolio Turnover Rate	48.99	54.45	79.73	69.41	84.28
Net Assets, end of period ($ x 1,000)	20,205	26,092	18,379	25,664	33,037

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	23.72	15.08	19.58	24.07	24.94
Investment Operations:
Net investment (loss)[a]	(.08)	(.13)	(.06)	(.06)	(.15)
Net realized and unrealized gain (loss) on investments	(2.46)	8.77	(2.92)	(1.69)	3.32
Total from Investment Operations	(2.54)	8.64	(2.98)	(1.75)	3.17
Distributions:
Dividends from net realized gain on investments	(2.91)	-	(1.52)	(2.74)	(4.04)
Net asset value, end of period	18.27	23.72	15.08	19.58	24.07
Total Return (%)[b]	(12.14)	57.29	(17.04)	(5.76)	14.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.18	2.19	2.31	2.08	2.19
Ratio of net expenses to average net assets	2.18	2.19	2.31	2.08	2.19
Ratio of net investment (loss) to average net assets	(.38)	(.61)	(.36)	(.30)	(.67)
Portfolio Turnover Rate	48.99	54.45	79.73	69.41	84.28
Net Assets, end of period ($ x 1,000)	851	1,010	950	1,815	2,646
a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended September 30,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	24.78	15.69	20.23	24.64	25.27
Investment Operations:
Net investment income[a]	.17	.12	.16	.15	.11
Net realized and unrealized gain (loss) on investments	(2.61)	9.13	(3.02)	(1.72)	3.40
Total from Investment Operations	(2.44)	9.25	(2.86)	(1.57)	3.51
Distributions:
Dividends from net investment income	(.04)	(.16)	(.16)	(.10)	(.10)
Dividends from net realized gain on investments	(2.91)	-	(1.52)	(2.74)	(4.04)
Total Distributions	(2.95)	(.16)	(1.68)	(2.84)	(4.14)
Net asset value, end of period	19.39	24.78	15.69	20.23	24.64
Total Return (%)	(11.13)	59.18	(16.03)	(4.72)	15.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	1.07	1.02	1.01
Ratio of net expenses to average net assets	1.03	1.03	1.07	1.02	1.01
Ratio of net investment income to average net assets	.76	.53	.92	.75	.46
Portfolio Turnover Rate	48.99	54.45	79.73	69.41	84.28
Net Assets, end of period ($ x 1,000)	100,316	116,039	90,017	120,937	215,318

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	24.95	15.80	20.36	24.74	25.25
Investment Operations:
Net investment income (loss)[a]	.18	.13	.17	.23	(.04)
Net realized and unrealized gain (loss) on investments	(2.63)	9.19	(3.04)	(1.79)	3.57
Total from Investment Operations	(2.45)	9.32	(2.87)	(1.56)	3.53
Distributions:
Dividends from net investment income	(.05)	(.17)	(.17)	(.08)	-
Dividends from net realized gain on investments	(2.91)	-	(1.52)	(2.74)	(4.04)
Total Distributions	(2.96)	(.17)	(1.69)	(2.82)	(4.04)
Net asset value, end of period	19.54	24.95	15.80	20.36	24.74
Total Return (%)	(11.09)	59.22	(15.94)	(4.67)	15.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.00	1.01	1.01	.97
Ratio of net expenses to average net assets	.99	1.00	1.00	1.00	.95
Ratio of net investment income (loss) to average net assets	.80	.56	.97	1.23	(.14)
Portfolio Turnover Rate	48.99	54.45	79.73	69.41	84.28
Net Assets, end of period ($ x 1,000)	41,480	48,534	31,990	45,631	11

a Based on average shares outstanding.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

24

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures

25

NOTES TO FINANCIAL STATEMENTS (continued)

approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	157,706,187	-	-	157,706,187
Exchange-Traded Funds	3,924,629	-	-	3,924,629
Investment Companies	1,560,417	-	-	1,560,417

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

26

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2022, BNY Mellon earned $3,461 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and

27

NOTES TO FINANCIAL STATEMENTS (continued)

the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $287,561, undistributed capital gains $14,106,796 and unrealized appreciation $6,498,193.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows: ordinary income $7,796,718 and $1,330,308, and long-term capital gains $14,936,856 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be

28

utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2022 was approximately $21,096 with a related weighted average annualized interest rate of 1.03%.

NOTE 3—Investment Advisory Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from October 1, 2021 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of Class Y shares, so that the annual fund operating expenses of Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 1.00% of the value of Class Y shares average daily net assets. On February 1, 2022, the Adviser terminated this expense limitation agreement. During the period ended September 30, 2022, there was no reimbursements pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06%

29

NOTES TO FINANCIAL STATEMENTS (continued)

of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $114,179 during the period ended September 30, 2022.

During the period ended September 30, 2022, the Distributor retained $387 from commissions earned on sales of the fund’s Class A shares and $37 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2022, Class C shares were charged $7,458 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2022, Class A and Class C shares were charged $62,773 and $2,486, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest

30

in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2022, the fund was charged $16,856 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2022, the fund was charged $7,635 pursuant to the custody agreement.

During the period ended September 30, 2022, the fund was charged $17,230 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fee of $114,489, Administration fee of $8,587, Distribution Plan fees of $559, Shareholder Services Plan fees of $4,683, Custodian fees of $5,000, Chief Compliance Officer fees of $3,808 and Transfer Agent fees of $2,850.

31

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2022, amounted to $90,892,249 and $96,561,781, respectively.

At September 30, 2022, the cost of investments for federal income tax purposes was $156,693,040; accordingly, accumulated net unrealized appreciation on investments was $6,498,193, consisting of $27,250,931 gross unrealized appreciation and $20,752,738 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small Cap Value Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 23, 2022

33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $2,692,805 as ordinary income dividends paid during the year ended September 30, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 34.18% of ordinary income dividends paid during the year ended September 30, 2022 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. The fund reports the maximum amount allowable but not less than $1.9403 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.9738 as a short-term capital gain dividend paid on December 20, 2021 in accordance with Sections 871(k)(2) and 881(c) of the Internal Revenue Code.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

35

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

36

Kenneth A. Himmel (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

39

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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41

For More Information

BNY Mellon Small Cap Value Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6944AR0922

BNY Mellon Small/Mid Cap Growth Fund

ANNUAL REPORT September 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through September 30, 2022, as provided by John R. Porter, Todd W. Wakefield, CFA, Robert C. Zeuthen, CFA, and Karen Behr of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2022, BNY Mellon Small/Mid Cap Growth Fund’s (the “fund”) Class A shares produced a total return of −40.04%, Class C shares returned −40.55%, Class I shares returned −39.92%, Class Y shares returned −39.88% and Class Z shares returned −39.96%.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), posted a total return of −29.39% for the same period.2

Small- and mid-cap growth stocks lost ground during the period in response to increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund underperformed the Index, largely due to unfavorable positions in the information technology, industrials and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index).

We employ a growth-oriented investment style in managing the fund’s portfolio. This means we seek to identify those small-cap and mid-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Equities Slump Under Economic and Geopolitical Pressure

U.S. equity markets began the reporting period on an upswing, bolstered by improving investor sentiment regarding economically sensitive sectors. However, sentiment quickly turned negative in November 2021 as the new COVID-19 Omicron variant came to the fore. Shortly afterward, the picture for equities was muddied still further when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone regarding the tapering of the Fed’s asset-purchase program. The start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine. As a result, equity markets weakened in January, then plunged in early February as Russia invaded its neighbor.

Rapidly rising inflation—driven by increasing commodity prices—marked the second half of the period. The Fed attempted to dampen the trend by raising rates five times between March and September, from a range of 0.00 – 0.25% at the beginning of the period to 3.00% – 3.25% as of September 30, 2022—its most aggressive series of rate increases in decades, with further increases projected by the end of the year. Rising rates heightened concerns that economic growth could be undermined by anti-inflationary moves. The resulting risk-off sentiment broadly undermined equity markets. By the end of the period, only the energy sector remained in positive territory, with all other industry sectors losing ground. Cyclical, growth-oriented shares underperformed their more defensive, value-oriented counterparts, with communications services, consumer discretionary, real estate and information technology producing the weakest performance, while consumer staples, health care and utilities substantially outperformed the Index average.

Selections in Several Sectors Detract from Relative Performance

The fund’s information technology holdings detracted most significantly from performance relative to the Index during the period. Shares in fast-growing IT services providers, such as Twilio, Block and Affirm Holdings, lost significant ground at a time when rising interest rates and concerns about economic growth prompted investors to favor value-oriented securities. In the software subsector, holdings in companies at the forefront of the digital business transformation, such as HubSpot and Rapid7, declined in concert with other growth-oriented issues, while enterprise software provider Everbridge lost ground after reporting disappointing earnings and an uncertain, near-term outlook. Semiconductor holdings underperformed to a lesser degree due to stretched valuations and weakening demand in areas such as computers and handheld devices. In the industrial sector, cyclically sensitive holdings—such as Kornit Digital, Array Technologies, AerCap Holdings and Lyft—undermined relative returns. The fund’s consumer discretionary positions underperformed as well, largely due to holdings of exercise equipment and online platform company Peloton Interactive, which experienced slowing demand and surging costs.

On the positive side, the fund’s relative performance benefited from strong stock selection in health care, led by robust returns from several clinical-stage biotechnology holdings, including Sarepta Therapeutics, Arena Pharmaceuticals and Biohaven Pharmaceutical, the latter two of which were acquired during the period by pharmaceutical giant Pfizer at premium share prices. Holdings among health care providers and services companies also contributed positively to relative returns, led by Privia Health Group and 1Life Healthcare, which were rewarded by the market as the post-pandemic outlook for health care utilization rates improved. In the energy sector, the fund benefited from overweight exposure and good stock selections, such as natural gas producer EQT. In the consumer staples area, returns relative to the Index were bolstered by holdings in budget grocery chain Grocery Outlet Holdings as shoppers became increasingly price conscious. Returns also benefited from the fund’s small but significant cash position as we trimmed some positions and reserved the resulting assets for future investment opportunities.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Remaining Focused on Long-Term Growth Opportunities

As of the end of the reporting period, market sentiment is dominated by concerns regarding the Fed’s response to inflation and the potential impact of rising interest rates on economic growth. With further tightening expected through the end of 2022, and likely beyond, we expect volatility to remain high until clear signs emerge that inflation is coming back under control. In addition, geopolitical tensions related to Russia’s ongoing invasion of Ukraine continue to further cloud the outlook for equity and bond markets alike. On a more positive note, growth-oriented shares, which underperformed the broader market for much of the period, showed signs of outperformance late in the period as investors sought companies positioned to post earnings and revenue increases in the face of an expected economic slowdown. In this challenging environment, we continue to maintain the fund’s emphasis on individual stocks in companies that exhibit the growth and quality characteristics that we believe support long-term share-price appreciation. As of September 30, 2022, our investment approach has led the fund to hold relatively overweight exposure to health care and energy, and underweight exposure to information technology, industrials and communication services.

October 17, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher-growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares, and Class Z shares of BNY Mellon Small/Mid Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2500™ Growth Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, Class I shares, and Class Z shares of BNY Mellon Small/Mid Cap Growth Fund on 9/30/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, Class I shares, and Class Z shares. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Small/Mid Cap Growth Fund with a hypothetical investment of $1,000,000 in the Russell 2500™ Growth Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Small/Mid Cap Growth Fund on 9/30/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/2022
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	-43.50%	6.35%	9.67%
without sales charge	3/31/09	-40.04%	7.62%	10.32%
Class C shares
with applicable redemption charge†	3/31/09	-41.08%	6.78%	9.45%
without redemption	3/31/09	-40.55%	6.78%	9.45%
Class I shares	1/1/88	-39.92%	7.87%	10.59%
Class Y shares	7/1/13	-39.88%	7.96%	10.68%††
Class Z shares	1/19/18	-39.96%	7.79%††	10.56%††
Russell 2500™ Growth Index		-29.39%	6.30%	10.30%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The total return performance figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small/Mid Cap Growth Fund from April 1, 2022 to September 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.99	$7.71	$3.26	$2.79	$3.48
Ending value (after expenses)	$710.90	$707.80	$711.50	$711.90	$711.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.71	$9.10	$3.85	$3.29	$4.10
Ending value (after expenses)	$1,020.41	$1,016.04	$1,021.26	$1,021.81	$1,021.01
†

Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.80% for Class C, .76% for Class I, .65% for Class Y and .81% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2022

Description	Shares		Value ($)
Common Stocks - 95.0%
Automobiles & Components - .0%
Dana Inc.	13,350		152,591
Gentex Corp.	7,915		188,694
Harley-Davidson Inc.	7,056		246,113
			587,398
Banks - .2%
Cadence Bank	9,598		243,885
Cathay General Bancorp	28,989		1,114,917
Commerce Bancshares Inc.	3,376		223,356
Essent Group Ltd.	2,410		84,037
First Horizon Corp.	27,735		635,132
MGIC Investment Corp.	27,091		347,307
New York Community Bancorp Inc.	34,956	[a]	298,175
PacWest Bancorp	9,144		206,654
UMB Financial Corp.	9,647		813,146
United Bankshares Inc.	15,829	[a]	565,887
Washington Federal Inc.	11,843		355,053
			4,887,549
Capital Goods - 7.2%
Acuity Brands Inc.	2,640		415,721
AECOM	5,377		367,625
AGCO Corp.	4,811		462,674
Allegion PLC	1,464		131,292
Allison Transmission Holdings Inc.	6,173		208,400
Armstrong World Industries Inc.	400,462		31,728,604
Carlisle Cos.	976		273,680
Crane Holdings Co.	5,182		453,632
Curtiss-Wright Corp.	190,759		26,546,022
Donaldson Co.	13,477		660,508
EMCOR Group Inc.	7,675		886,309
Flowserve Corp.	13,897		337,697
Fluor Corp.	1,080,270	[a,b]	26,887,920
Graco Inc.	351,549		21,075,363
Huntington Ingalls Industries Inc.	883		195,585
Kennametal Inc.	9,061		186,475
Lennox International Inc.	2,825		629,043
MasTec Inc.	4,972	[a,b]	315,722
MDU Resources Group Inc.	13,170		360,200
Mercury Systems Inc.	811,932	[b]	32,964,439
nVent Electric PLC	20,797		657,393
Oshkosh Corp.	864		60,731
Owens Corning	5,045		396,587

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Capital Goods - 7.2% (continued)
Simpson Manufacturing Co.	1,113		87,259
SiteOne Landscape Supply Inc.	101,473	[b]	10,567,398
Stanley Black & Decker Inc.	2,020		151,924
Terex Corp.	9,993		297,192
Textron Inc.	2,825		164,585
The AZEK Company	542,012	[b]	9,008,239
The Middleby Corp.	2,723	[b]	349,007
The Toro Company	6,055		523,636
Woodward Inc.	2,098		168,385
Zurn Elkay Water Solutions Corp.	475,922		11,660,089
			179,179,336
Commercial & Professional Services - 4.3%
ASGN Inc.	3,991	[b]	360,667
CACI International Inc., Cl. A	156,278	[b]	40,797,935
Clarivate PLC	1,417,771	[a,b]	13,312,870
CoStar Group Inc.	346,153	[b]	24,109,556
FTI Consulting Inc.	160,679	[b]	26,626,117
Science Applications International Corp.	961		84,981
			105,292,126
Consumer Durables & Apparel - 2.4%
Brunswick Corp.	4,626		302,772
Capri Holdings Ltd.	7,105	[b]	273,116
Carter's Inc.	1,308	[a]	85,713
Columbia Sportswear Co.	1,908		128,408
Crocs Inc.	1,991	[b]	136,702
Deckers Outdoor Corp.	2,415	[b]	754,953
Lululemon Athletica Inc.	129,216	[b]	36,123,625
Mohawk Industries Inc.	400	[b]	36,476
Peloton Interactive Inc., Cl. A	3,056,252	[a,b]	21,179,826
Polaris Inc.	4,616	[a]	441,520
Tapestry Inc.	3,240		92,113
Tempur Sealy International Inc.	13,975		337,357
TopBuild Corp.	1,308	[b]	215,532
Tri Pointe Homes Inc.	19,772	[b]	298,755
YETI Holdings Inc.	4,714	[b]	134,443
			60,541,311
Consumer Services - 5.4%
European Wax Center Inc., Cl. A	596,485	[a]	11,005,148
Expedia Group Inc.	507,219	[b]	47,521,348
Graham Holdings Co., Cl. B	396		213,040
H&R Block Inc.	5,739		244,137
Jack in the Box Inc.	3,762	[a]	278,651
Membership Collective Group Inc., Cl. A	1,893,931	[a,b]	8,939,354

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Consumer Services - 5.4% (continued)
Planet Fitness Inc., Cl. A	1,140,651	[b]	65,769,937
Service Corp. International	6,631		382,874
Texas Roadhouse Inc.	1,054		91,972
Wyndham Hotels & Resorts Inc.	4,933		302,640
			134,749,101
Diversified Financials - 3.2%
Ares Management Corp., Cl. A	406,353		25,173,568
Bread Financial Holdings Inc.	4,070		128,002
Jefferies Financial Group Inc.	12,589		371,376
Morningstar Inc.	152,523		32,383,683
PROG Holdings Inc.	2,054	[b]	30,769
Stifel Financial Corp.	10,315		535,452
Tradeweb Markets Inc., Cl. A	346,963		19,575,652
			78,198,502
Energy - 6.7%
Antero Midstream Corp.	13,951	[a]	128,070
Cactus Inc., Cl. A	1,214,989		46,692,027
Continental Resources Inc.	5,680	[a]	379,481
Coterra Energy Inc.	4,050		105,786
EQT Corp.	2,105,218		85,787,633
Hess Corp.	3,460		377,105
Murphy Oil Corp.	12,253		430,938
Occidental Petroleum Corp.	3,821		234,800
PBF Energy Inc., Cl. A	893,946	[b]	31,431,141
Targa Resources Corp.	1,810		109,215
			165,676,196
Food & Staples Retailing - 2.0%
Grocery Outlet Holding Corp.	1,458,824	[b]	48,564,251
Food, Beverage & Tobacco - 1.6%
Darling Ingredients Inc.	8,115	[b]	536,807
Flowers Foods Inc.	22,797		562,858
Freshpet Inc.	753,593	[b]	37,747,473
Pilgrim's Pride Corp.	14,448	[a,b]	332,593
			39,179,731
Health Care Equipment & Services - 12.7%
1Life Healthcare Inc.	2,719,707	[b]	46,642,975
ABIOMED Inc.	191,293	[b]	46,993,038
Acadia Healthcare Co.	7,212	[b]	563,834
Align Technology Inc.	153,240	[b]	31,737,536
Amedisys Inc.	2,420	[b]	234,232
Chemed Corp.	1,805		787,991
Dentsply Sirona Inc.	4,743		134,464
DexCom Inc.	777,930	[b]	62,654,482

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Health Care Equipment & Services - 12.7% (continued)
Encompass Health Corp.	2,391		108,145
Enhabit Inc.	1,195	[b]	16,778
Envista Holdings Corp.	8,539	[b]	280,165
ICU Medical Inc.	1,532	[a,b]	230,719
Inspire Medical Systems Inc.	101,509	[b]	18,004,651
Insulet Corp.	110,125	[b]	25,262,675
Integra LifeSciences Holdings Corp.	9,896	[b]	419,195
LivaNova PLC	5,324	[b]	270,299
Molina Healthcare Inc.	2,654	[b]	875,395
NuVasive Inc.	2,864	[b]	125,472
Option Care Health Inc.	10,447	[b]	328,767
Outset Medical Inc.	493,301	[a,b]	7,858,285
Privia Health Group Inc.	1,704,350	[a,b]	58,050,161
Progyny Inc.	1,888	[b]	69,969
QuidelOrtho Corp.	2,137	[b]	152,753
R1 RCM Inc.	629,200	[b]	11,659,076
Teleflex Inc.	317		63,863
Tenet Healthcare Corp.	5,904	[b]	304,528
			313,829,448
Household & Personal Products - .0%
Nu Skin Enterprises Inc., Cl. A	6,246		208,429
Insurance - .1%
Alleghany Corp.	844	[b]	708,428
American Financial Group Inc.	3,943		484,713
CNA Financial Corp.	3,669		135,386
First American Financial Corp.	7,007		323,023
Globe Life Inc.	4,572		455,828
Primerica Inc.	4,889		603,547
Selective Insurance Group Inc.	6,539	[a]	532,275
			3,243,200
Materials - 1.7%
Alcoa Corp.	590,889		19,889,324
Commercial Metals Co.	5,626		199,610
Constellium SE	1,902,455	[b]	19,290,894
Eagle Materials Inc.	4,353		466,555
Ingevity Corp.	6,997	[b]	424,228
Minerals Technologies Inc.	5,494		271,459
Reliance Steel & Aluminum Co.	5,363		935,361
The Chemours Company	10,686		263,410
WestRock Co.	4,367		134,897
			41,875,738
Media & Entertainment - 3.0%
Cardlytics Inc.	244,202	[b]	2,295,499

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Media & Entertainment - 3.0% (continued)
Fox Corp., Cl. A	2,035		62,434
John Wiley & Sons Inc., Cl. A	6,470		243,013
Liberty Media Corp-Liberty Formula One, Cl. C	728,205	[a,b]	42,599,993
Live Nation Entertainment Inc.	364,838	[b]	27,742,282
Loyalty Ventures Inc.	1,628	[b]	1,970
News Corp., Cl. A	6,807		102,854
The New York Times Company, Cl. A	12,365		355,494
Ziff Davis Inc.	854	[b]	58,482
			73,462,021
Pharmaceuticals Biotechnology & Life Sciences - 19.9%
10X Genomics Inc., CI. A	326,898	[b]	9,310,055
Ascendis Pharma A/S, ADR	195,122	[b]	20,148,298
Beam Therapeutics Inc.	154,273	[a,b]	7,349,566
Biohaven Pharmaceutical Holding Co.	476,456	[b]	72,025,854
BioMarin Pharmaceutical Inc.	142,895	[b]	12,113,209
Bio-Techne Corp.	96,687		27,459,108
Bruker Corp.	2,240		118,854
Cytokinetics Inc.	292,526	[a,b]	14,172,885
Denali Therapeutics Inc.	687,025	[b]	21,084,797
Horizon Therapeutics PLC	855,765	[b]	52,963,296
Insmed Inc.	303,057	[b]	6,527,848
Jazz Pharmaceuticals PLC	659	[b]	87,838
Karuna Therapeutics Inc.	63,881	[b]	14,368,753
Kymera Therapeutics Inc.	591,626	[b]	12,879,698
Neurocrine Biosciences Inc.	372,370	[b]	39,549,418
PTC Therapeutics Inc.	490,724	[b]	24,634,345
Repligen Corp.	231,113	[b]	43,243,553
Sage Therapeutics Inc.	1,835	[b]	71,859
Sarepta Therapeutics Inc.	797,555	[b]	88,161,730
Twist Bioscience Corp.	402,763	[b]	14,193,368
Ultragenyx Pharmaceutical Inc.	306,076	[b]	12,674,607
			493,138,939
Real Estate - .3%
Apartment Income REIT Corp.	5,865	[c]	226,506
AvalonBay Communities Inc.	1,313	[c]	241,841
Brixmor Property Group Inc.	14,731	[c]	272,082
First Industrial Realty Trust Inc.	27,340	[c]	1,225,105
Healthcare Realty Trust Inc.	23,490	[c]	489,767
Highwoods Properties Inc.	9,974	[c]	268,899
Jones Lang LaSalle Inc.	1,825	[b]	275,703
Kilroy Realty Corp.	11,867	[c]	499,719
Lamar Advertising Co., Cl. A	4,123	[c]	340,106

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Real Estate - .3% (continued)
Mid-America Apartment Communities Inc.	1,420	[c]	220,199
National Retail Properties Inc.	23,529	[c]	937,866
National Storage Affiliates Trust	9,549	[c]	397,047
Regency Centers Corp.	4,426	[c]	238,340
Spirit Realty Capital Inc.	7,949	[c]	287,436
Urban Edge Properties	21,997	[c]	293,440
			6,214,056
Retailing - 4.9%
American Eagle Outfitters Inc.	5,065	[a]	49,282
Burlington Stores Inc.	128,462	[a,b]	14,373,613
Chewy Inc., Cl. A	383,598	[a,b]	11,784,131
Dick's Sporting Goods Inc.	2,908	[a]	304,293
Farfetch Ltd., Cl. A	758,453	[b]	5,650,475
Kohl's Corp.	9,993		251,324
Lithia Motors Inc.	1,152		247,162
National Vision Holdings Inc.	1,168,689	[a,b]	38,157,696
Nordstrom Inc.	7,671	[a]	128,336
Ollie's Bargain Outlet Holdings Inc.	944,389	[b]	48,730,472
RH	454	[a,b]	111,716
The Gap Inc.	7,959	[a]	65,343
Wayfair Inc., Cl. A	1,161	[a,b]	37,791
Williams-Sonoma Inc.	4,030		474,936
			120,366,570
Semiconductors & Semiconductor Equipment - 2.3%
Lattice Semiconductor Corp.	7,451	[b]	366,664
MKS Instruments Inc.	4,504		372,211
ON Semiconductor Corp.	3,103	[b]	193,410
Power Integrations Inc.	498,437		32,059,468
Semtech Corp.	780,525	[b]	22,955,240
SolarEdge Technologies Inc.	1,635	[b]	378,437
Synaptics Inc.	1,278	[b]	126,535
Universal Display Corp.	1,493		140,865
			56,592,830
Software & Services - 12.5%
Aspen Technology Inc.	416	[b]	99,091
AvidXchange Holdings Inc.	545,878	[b]	4,596,293
Bill.com Holdings Inc.	229,639	[b]	30,397,314
Block Inc.	305,137	[b]	16,779,484
Cerence Inc.	2,303	[b]	36,272
Commvault Systems Inc.	1,044	[b]	55,374
DigitalOcean Holdings Inc.	315,355	[a,b]	11,406,390
DocuSign Inc.	128,351	[b]	6,862,928

Description	Shares		Value ($)
Common Stocks - 95.0% (continued)
Software & Services - 12.5% (continued)
Dolby Laboratories Inc., Cl. A	2,669		173,885
Euronet Worldwide Inc.	400,609	[b]	30,350,138
Everbridge Inc.	389,988	[b]	12,042,829
Fair Isaac Corp.	1,317	[b]	542,617
Genpact Ltd.	6,939		303,720
HubSpot Inc.	180,781	[b]	48,832,564
Manhattan Associates Inc.	2,284	[b]	303,841
nCino Inc.	336,470	[a,b]	11,476,992
NCR Corp.	11,155	[b]	212,057
PTC Inc.	1,079	[b]	112,863
Rapid7 Inc.	773,420	[b]	33,179,718
Shift4 Payments Inc., Cl. A	242,619	[a,b]	10,823,234
Shopify Inc., Cl. A	430,875	[a,b]	11,607,773
Splunk Inc.	249,118	[b]	18,733,674
Twilio Inc., Cl. A	441,938	[b]	30,555,593
WEX Inc.	693	[b]	87,969
Zendesk Inc.	377,063	[b]	28,694,494
			308,267,107
Technology Hardware & Equipment - 4.2%
Arrow Electronics Inc.	3,181	[b]	293,256
Avnet Inc.	11,125		401,835
Calix Inc.	542,877	[b]	33,191,500
Ciena Corp.	6,480	[b]	261,986
Cognex Corp.	210,200		8,712,790
Coherent Corp.	8,061	[a,b]	280,926
Lumentum Holdings Inc.	431,740	[a,b]	29,604,412
nLight Inc.	635,146	[b]	6,002,130
Trimble Inc.	265,667	[b]	14,417,748
Ubiquiti Inc.	322		94,526
Vontier Corp.	9,008		150,524
Xerox Holdings Corp.	13,233	[a]	173,088
Zebra Technologies Corp., Cl. A	39,930	[b]	10,462,059
			104,046,780
Telecommunication Services - .2%
Bandwidth Inc., Cl. A	467,987	[b]	5,569,045
Transportation - .1%
Avis Budget Group Inc.	1,966	[b]	291,872
Canadian Pacific Railway Ltd.	1,041		69,456
Kirby Corp.	10,969	[b]	666,586
Knight-Swift Transportation Holdings Inc.	5,431		265,739
Saia Inc.	1,113	[b]	211,470
			1,505,123

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 95.0% (continued)
Utilities - .1%
ALLETE Inc.		13,155		658,408
Black Hills Corp.		10,306		698,025
DTE Energy Co.		1,303		149,910
Hawaiian Electric Industries Inc.		4,636		160,684
IDACORP Inc.		6,602		653,664
New Jersey Resources Corp.		4,699	[a]	181,851
ONE Gas Inc.		6,373		448,595
				2,951,137
Total Common Stocks (cost $2,156,146,026)				2,348,125,924

Private Equity - .5%
Diversified Financials - .1%
Fundbox		702,664	[b,d]	3,871,679
Pharmaceuticals Biotechnology & Life Sciences - .2%
Aspen Neuroscience		1,963,167	[b,d]	4,907,918
Real Estate - .2%
Roofstock		346,123	[b,d]	4,876,873
Total Private Equity (cost $25,827,616)				13,656,470
	1-Day Yield (%)
Investment Companies - 4.6%
Registered Investment Companies - 4.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $113,031,822)	3.03	113,031,822	[e]	113,031,822

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $29,348,163)	3.03	29,348,163	[e]	29,348,163
Total Investments (cost $2,324,353,627)		101.3%		2,504,162,379
Liabilities, Less Cash and Receivables		(1.3%)		(31,661,580)
Net Assets		100.0%		2,472,500,799

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At September 30, 2022, the value of the fund’s securities on loan was $168,675,195 and the value of the collateral was $173,776,035, consisting of cash collateral of $29,348,163 and U.S. Government & Agency securities valued at $144,427,872. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at September 30, 2022. These securities were valued at $13,656,470 or .5% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	32.8
Information Technology	19.0
Consumer Discretionary	12.8
Industrials	11.6
Energy	6.7
Investment Companies	5.8
Financials	3.6
Consumer Staples	3.6
Communication Services	3.2
Materials	1.7
Real Estate	.4
Utilities	.1
101.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Value ($) 9/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 4.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 4.6%	100,341,826	1,224,933,536	(1,212,243,540)	113,031,822	681,949
Investment of Cash Collateral for Securities Loaned - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.2%	58,981,699	553,924,988	(583,558,524)	29,348,163	478,618	††
Total - 5.8%	159,323,525	1,778,858,524	(1,795,802,064)	142,379,985	1,160,567

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $168,675,195)—Note 1(c):
Unaffiliated issuers	2,181,973,642	2,361,782,394
Affiliated issuers	142,379,985	142,379,985
Receivable for shares of Beneficial Interest subscribed		2,431,938
Dividends and securities lending income receivable		384,883
Prepaid expenses		76,761
		2,507,055,961
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,540,674
Cash overdraft due to Custodian		766
Liability for securities on loan—Note 1(c)		29,348,163
Payable for shares of Beneficial Interest redeemed		3,171,137
Trustees’ fees and expenses payable		20,000
Other accrued expenses		474,422
		34,555,162
Net Assets ($)		2,472,500,799
Composition of Net Assets ($):
Paid-in capital		2,680,763,603
Total distributable earnings (loss)		(208,262,804)
Net Assets ($)		2,472,500,799

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	414,596,752	50,375,430	1,629,646,439	275,433,108	102,449,070
Shares Outstanding	20,485,866	3,018,755	76,229,383	12,740,315	4,809,521
Net Asset Value Per Share ($)	20.24	16.69	21.38	21.62	21.30

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2022

Investment Income ($):
Income:
Cash dividends (net of $8,208 foreign taxes withheld at source):
Unaffiliated issuers	9,040,868
Affiliated issuers	681,949
Income from securities lending—Note 1(c)	478,618
Total Income	10,201,435
Expenses:
Investment advisory fee—Note 3(a)	22,286,984
Shareholder servicing costs—Note 3(c)	4,765,738
Distribution fees—Note 3(b)	751,346
Trustees’ fees and expenses—Note 3(d)	359,570
Administration fee—Note 3(a)	248,400
Prospectus and shareholders’ reports	238,126
Registration fees	214,507
Professional fees	129,775
Custodian fees—Note 3(c)	91,812
Loan commitment fees—Note 2	55,836
Chief Compliance Officer fees—Note 3(c)	17,230
Interest expense—Note 2	5,793
Miscellaneous	143,302
Total Expenses	29,308,419
Less—reduction in expenses due to undertaking—Note 3(a)	(261,502)
Net Expenses	29,046,917
Net Investment (Loss)	(18,845,482)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(348,460,980)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,495,043,696)
Net Realized and Unrealized Gain (Loss) on Investments	(1,843,504,676)
Net (Decrease) in Net Assets Resulting from Operations	(1,862,350,158)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2022	2021
Operations ($):
Net investment (loss)	(18,845,482)	(27,806,434)
Net realized gain (loss) on investments	(348,460,980)	501,490,949
Net change in unrealized appreciation (depreciation) on investments	(1,495,043,696)	337,249,219
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,862,350,158)	810,933,734
Distributions ($):
Distributions to shareholders:
Class A	(66,701,601)	(51,073,262)
Class C	(10,555,443)	(9,451,282)
Class I	(281,059,137)	(230,046,227)
Class Y	(38,142,812)	(30,298,600)
Class Z	(14,422,353)	(14,141,108)
Total Distributions	(410,881,346)	(335,010,479)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	59,475,563	278,465,017
Class C	9,741,564	35,369,461
Class I	674,409,304	1,517,638,785
Class Y	94,992,886	193,785,400
Class Z	721,589	2,227,331
Net assets received in connection with reorganization—Note 1	113,107,090	-
Distributions reinvested:
Class A	62,386,021	47,675,490
Class C	9,884,456	8,993,788
Class I	264,100,615	221,085,492
Class Y	37,345,676	29,697,863
Class Z	13,528,418	13,203,544
Cost of shares redeemed:
Class A	(148,529,510)	(187,065,891)
Class C	(26,954,679)	(33,657,136)
Class I	(1,337,811,505)	(989,548,153)
Class Y	(102,414,124)	(126,899,189)
Class Z	(9,864,846)	(13,029,207)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(285,881,482)	997,942,595
Total Increase (Decrease) in Net Assets	(2,559,112,986)	1,473,865,850
Net Assets ($):
Beginning of Period	5,031,613,785	3,557,747,935
End of Period	2,472,500,799	5,031,613,785

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	2,113,534	7,509,949
Shares issued in connection with reorganization—Note 1	2,023,060	-
Shares issued for distributions reinvested	1,997,631	1,373,142
Shares redeemed	(5,294,965)	(5,061,741)
Net Increase (Decrease) in Shares Outstanding	839,260	3,821,350
Class Ca,b
Shares sold	401,338	1,115,644
Shares issued in connection with reorganization—Note 1	63,184	-
Shares issued for distributions reinvested	381,051	303,844
Shares redeemed	(1,186,350)	(1,050,851)
Net Increase (Decrease) in Shares Outstanding	(340,777)	368,637
Class Ib
Shares sold	23,092,234	38,887,093
Shares issued in connection with reorganization—Note 1	717,757	-
Shares issued for distributions reinvested	8,017,627	6,080,459
Shares redeemed	(46,459,160)	(25,652,617)
Net Increase (Decrease) in Shares Outstanding	(14,631,542)	19,314,935
Class Yb
Shares sold	3,101,948	4,921,622
Shares issued in connection with reorganization—Note 1	5,324	-
Shares issued for distributions reinvested	1,121,829	809,647
Shares redeemed	(3,505,936)	(3,254,176)
Net Increase (Decrease) in Shares Outstanding	723,165	2,477,093
Class Z
Shares sold	23,792	57,522
Shares issued for distributions reinvested	411,949	363,935
Shares redeemed	(322,223)	(337,080)
Net Increase (Decrease) in Shares Outstanding	113,518	84,377

[a]

During the period ended September 30, 2022, 3,695 Class C shares representing $91,783 were automatically converted to 3,066 Class A shares and during the period ended September 30, 2021, 2,763 Class C shares representing $91,766 were automatically converted to 2,350 Class A shares.

[b]

During the period ended September 30, 2022, 2,852 Class A shares representing $66,381 were exchanged for 2,702 Class I shares and 2,640 Class C shares representing $48,554 were exchanged for 2,063 Class I shares. During the period ended September 30, 2021, 22,441 Class I shares representing $870,794 were exchanged for 23,536 Class A shares, 2,914 Class C shares representing $93,706 were exchanged for 2,354 Class I shares and 5,261 Class Y shares representing $203,447 were exchanged for 5,309 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	37.14	32.98	21.08	24.00	19.87
Investment Operations:
Net investment (loss)[a]	(.18)	(.29)	(.17)	(.12)	(.11)
Net realized and unrealized gain (loss) on investments	(13.59)	7.54	12.07	(1.23)	6.05
Total from Investment Operations	(13.77)	7.25	11.90	(1.35)	5.94
Distributions:
Dividends from net realized gain on investments	(3.13)	(3.09)	-	(1.57)	(1.81)
Net asset value, end of period	20.24	37.14	32.98	21.08	24.00
Total Return (%)[b]	(40.04)	22.59	56.50	(5.17)	32.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.95	.96	.98	1.00
Ratio of net expenses to average net assets	.93	.95	.96	.98	1.00
Ratio of net investment (loss) to average net assets	(.65)	(.77)	(.65)	(.58)	(.53)
Portfolio Turnover Rate	28.58	37.29	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	414,597	729,672	521,990	328,595	339,848

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	31.46	28.55	18.39	21.31	17.96
Investment Operations:
Net investment (loss)[a]	(.35)	(.49)	(.32)	(.25)	(.24)
Net realized and unrealized gain (loss) on investments	(11.29)	6.49	10.48	(1.10)	5.40
Total from Investment Operations	(11.64)	6.00	10.16	(1.35)	5.16
Distributions:
Dividends from net realized gain on investments	(3.13)	(3.09)	-	(1.57)	(1.81)
Net asset value, end of period	16.69	31.46	28.55	18.39	21.31
Total Return (%)[b]	(40.55)	21.68	55.25	(5.88)	31.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.77	1.72	1.73	1.74	1.73
Ratio of net expenses to average net assets	1.77	1.72	1.73	1.74	1.73
Ratio of net investment (loss) to average net assets	(1.50)	(1.54)	(1.42)	(1.34)	(1.27)
Portfolio Turnover Rate	28.58	37.29	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	50,375	105,686	85,398	58,574	62,107

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended September 30,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	38.97	34.40	21.94	24.85	20.46
Investment Operations:
Net investment (loss)[a]	(.14)	(.20)	(.12)	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	(14.32)	7.86	12.58	(1.26)	6.27
Total from Investment Operations	(14.46)	7.66	12.46	(1.34)	6.20
Distributions:
Dividends from net realized gain on investments	(3.13)	(3.09)	-	(1.57)	(1.81)
Net asset value, end of period	21.38	38.97	34.40	21.94	24.85
Total Return (%)	(39.92)	22.90	56.79	(4.95)	32.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.70	.73	.74	.74
Ratio of net expenses to average net assets	.74	.70	.73	.74	.74
Ratio of net investment (loss) to average net assets	(.46)	(.52)	(.42)	(.35)	(.29)
Portfolio Turnover Rate	28.58	37.29	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	1,629,646	3,541,043	2,461,228	1,294,518	1,207,703

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	39.34	34.67	22.09	24.99	20.55
Investment Operations:
Net investment (loss)[a]	(.11)	(.18)	(.09)	(.06)	(.03)
Net realized and unrealized gain (loss) on investments	(14.48)	7.94	12.67	(1.27)	6.28
Total from Investment Operations	(14.59)	7.76	12.58	(1.33)	6.25
Distributions:
Dividends from net realized gain on investments	(3.13)	(3.09)	-	(1.57)	(1.81)
Net asset value, end of period	21.62	39.34	34.67	22.09	24.99
Total Return (%)	(39.88)	22.98	56.99	(4.87)	32.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64	.63	.64	.64	.65
Ratio of net expenses to average net assets	.64	.63	.64	.64	.65
Ratio of net investment (loss) to average net assets	(.36)	(.45)	(.33)	(.25)	(.16)
Portfolio Turnover Rate	28.58	37.29	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	275,433	472,711	330,796	213,183	221,008

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended September 30,
Class Z Shares	2022	2021	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	38.86	34.33	21.92	24.83	20.86
Investment Operations:
Net investment (loss)[b]	(.15)	(.23)	(.14)	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	(14.28)	7.85	12.55	(1.26)	4.04
Total from Investment Operations	(14.43)	7.62	12.41	(1.34)	3.97
Distributions:
Dividends from net realized gain on investments	(3.13)	(3.09)	-	(1.57)	-
Net asset value, end of period	21.30	38.86	34.33	21.92	24.83
Total Return (%)	(39.96)	22.79	56.66	(4.95)	19.03[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.77	.84	.76	.84[d]
Ratio of net expenses to average net assets	.79	.77	.84	.76	.84[d]
Ratio of net investment (loss) to average net assets	(.52)	(.59)	(.52)	(.36)	(.42)[d]
Portfolio Turnover Rate	28.58	37.29	55.49	49.35	56.70
Net Assets, end of period ($ x 1,000)	102,449	182,502	158,335	108,725	123,486

a From January 19, 2018, (commencement of initial offering) to September 30, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

As of the close of business on November 8, 2021, pursuant to an Agreement and Plan of Reorganization (“Reorganization”) previously approved by the Trust’s Board of Trustees (the “Board”) and the BNY Mellon Advantage Funds, Inc.’s Board of Directors, all of the assets, subject to the liabilities, of BNY Mellon Structured Midcap Fund, a series of BNY Mellon Advantage Funds, Inc., Class A, Class C, Class I and Class Y shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C, Class I and Class Y shares of Beneficial Interest of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of BNY Mellon Structured Midcap Fund’s Class A, Class C, Class I and Class Y shares received Class A, Class C, Class I and Class Y shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in BNY Mellon Structured Midcap Fund’s Class A, Class C Class I and Class Y shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on November 8, 2021, after the reorganization was $39.89 for Class A, $33.76 for Class C, $41.87 for Class I and $42.26 for Class Y, and a total of 2,,023,060 Class A, 63,184 Class C, 717,757 Class I and 5,324 Class Y shares were issued to shareholders of BNY Mellon Structured Midcap Fund’s Class A, Class C, Class I and Class Y shares, respectively in the exchange.

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for BNY Structured Midcap Fund and the fund were as follows:

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
BNY Structured Midcap Fund	24,878,693	113,107,090
BNY Mellon Small/Mid Cap Growth Fund	1,998,062,433	5,371,172,346

Assuming the merger had been completed on October 1, 2021, the fund’s pro forma results in the Statement of Operations during the period ended September 30, 2022 would be as follows:

Net investment loss	$(18,734,498) [1]
Net realized and unrealized gain (loss) on investments	$(1,831,491,295) [2]
Net increase (decrease) in net assets resulting from operations	$(1,850,225,793)

1 ($18,845,482) as reported in the Statement of Operations, plus $110,984 BNY Mellon Structured Midcap Fund, pre-merger.

2 ($1,843,504,676) as reported in the Statement of Operations plus $12,013,381 BNY Mellon Structured Midcap Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and expenses of BNY Mellon Structured Midcap Fund that have been included in the fund’s Statement of Operations since November 8, 2021.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at

NOTES TO FINANCIAL STATEMENTS (continued)

net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,348,125,924	-	-	2,348,125,924
Equity Securities - Private Equity	-	-	13,656,470	13,656,470
Investment Companies	142,379,985	-	-	142,379,985

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Private Equity ($)
Balance as of 9/30/2021	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(12,171,146)
Purchases/Issuances	25,827,616
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 9/30/2022†	13,656,470
The amount of net realized gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 9/30/2022	(12,171,146)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of September 30, 2022. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

NOTES TO FINANCIAL STATEMENTS (continued)

Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range
				Low	High
Private Equity:
Fundbox	3,871,679	Benchmark to Public Peers	Return of Public Peers Group	-29.4%	-79.2%
Aspen Neuroscience	4,907,918	Benchmark to Public Peers	Return of Public Peers Group	-1.7%	-58.8%
Roofstock	4,876,873	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	-0.1x	11.6x

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2022, BNY Mellon earned $65,253 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-

NOTES TO FINANCIAL STATEMENTS (continued)

wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2022, the components of accumulated earnings on a tax basis were as follows: unrealized appreciation $92,877,842. In addition, the fund had $289,549,376 of capital losses realized after October 31, 2021 and $11,591,270 of late year ordinary losses both deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows: ordinary income $92,162,605 and $0, and long-term capital gains $318,718,741 and $335,010,479, respectively.

During the period ended September 30, 2022, as a result of permanent book to tax differences, primarily due to net operating losses and wash sales from fund merger, the fund increased total distributable earnings (loss) by $7,312,382 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2022 was approximately $364,932 with a related weighted average annualized interest rate of 1.59%.

NOTE 3—Investment Advisory Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

The Adviser has contractually agreed, from November 5, 2021 through until one year after the Reorganization is consummated, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of the fund’s Class A shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .93% of the value of the fund’s Class A shares average daily net assets. On or after such date, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $261,502 during the period ended September 30, 2022.

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration

Agreement, the fund was charged $248,400 during the period ended September 30, 2022.

During the period ended September 30, 2022, the Distributor retained $17,120 from commissions earned on sales of the fund’s Class A shares and $19,967 and $16,333 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2022, Class C shares were charged $582,010 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended September 30, 2022, Class Z shares were charged $169,336 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2022, Class A and Class C shares were charged $1,466,772 and $194,003, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the

NOTES TO FINANCIAL STATEMENTS (continued)

Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2022, the fund was charged $181,776 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2022, the fund was charged $91,812 pursuant to the custody agreement.

During the period ended September 30, 2022, the fund was charged $17,230 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fee of $1,318,076, Administration fees of $20,417, Distribution Plan fees of $44,645, Shareholder Services Plan fees of $102,935, Custodian fees of $40,000, Chief Compliance Officer fees of $3,808 and Transfer Agent fees of $31,204, which are offset against an expense reimbursement currently in effect in the amount of $20,411.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2022, amounted to $1,046,353,274 and $1,892,656,704, respectively.

At September 30, 2022, the cost of investments for federal income tax purposes was $2,411,284,536; accordingly, accumulated net unrealized appreciation on investments was $92,877,843, consisting of $600,507,602 gross unrealized appreciation and $507,629,759 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small/Mid Cap Growth Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 23, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $5,750,739 as ordinary income dividends paid during the year ended September 30, 2022 as qualified dividends in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 5.83% of ordinary dividends paid during the year ended September 30, 2022 as eligible for corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. The fund reports the maximum amount allowable but not less than $2.4285 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code paid on December 1, 2021. Also, the fund reports the maximum amount allowable but not less than $.7023 as a short-term capital gain dividend paid on December 1, 2021 in accordance with Sections 871(k)(2) and 881(c) of the Internal Revenue Code.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Small/Mid Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6921AR0922

BNY Mellon Tax Sensitive Total Return Bond Fund

ANNUAL REPORT September 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through September 30, 2022, as provided by Thomas Casey, Daniel Rabasco, and Jeffrey Burger, Portfolio Managers with Insight North America LLC (INA), sub-adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2022, BNY Mellon Tax Sensitive Total Return Bond Fund’s (the “fund”), Class A shares produced a total return of −9.52%, Class C shares returned −10.25%, Class I shares returned −9.34% and Class Y shares returned −9.36%.1 In comparison, the fund’s benchmark, the Bloomberg 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of −8.18% for the same period.2

Municipal bonds lost ground during the reporting period due to concerns about inflation and rising interest rates. The fund underperformed the Index, primarily due to the positioning in certain segments of the revenue bond sector.

The Fund’s Investment Approach

The fund seeks high, after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s subadviser.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative-value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis, along with macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Market Hindered by Volatility and Fund Outflows

During the reporting period, the municipal bond market continued to experience volatility driven by economic uncertainty, rising inflation and geopolitical risk. While employment remains strong, the outcome of the Federal Reserve’s (the “Fed”) tightening policy is uncertain, with investors fearing that an economic slowdown is likely.

Inflation measures stayed near multi-decade highs during the reporting period. The Fed initiated increases in the federal funds rate, raising it by 25 basis points (bps) in March 2022 and 50 bps in May 2022. In June, July and September, rates were again raised, this time by 75 bps each time, bringing the federal funds target rate to between 3.00% and 3.25%.

2

Fears that the economy could slow were realized when the first-quarter GDP figures were released in April 2022 showing the economy declined somewhat. A still-strong labor market, however, suggested that the economy could rebound. Second-quarter data, however, showed that the economy shrank again, making for two consecutive quarters of decline, a rough indicator of recession.

Historically, municipal bonds have been perceived as a safe haven from turmoil in fixed-income markets. But the persistence of higher-than-expected inflation, combined with measures from the Fed to combat it, have led to significant outflows from municipal bond mutual funds. The need for fund managers to meet redemptions has only added to the downward momentum.

Although the economy has weakened, credit fundamentals in the municipal market have remained strong. In addition, turmoil has resulted in more attractive valuations in many segments of the market, creating the potential for outperformance in the future.

Certain Segments of the Revenue Bond Sector Hindered Performance

The fund’s performance versus the Index was hindered by a number of factors. Among revenue bonds, an overweight to hospital and prepaid gas bonds detracted. In addition, our overweight to BBB rated bonds was detrimental. Our underweight to California state general obligation bonds, which performed well, and an overweight to New Jersey state appropriation bonds, which lagged, hampered relative performance as well.

On the other hand, the fund benefited from an overweight position in certain segments of the revenue bond sector, including utilities, special tax and water & sewer bonds. The fund’s defensive positioning in short duration bonds also added to relative returns. Yield curve positioning enhanced performance as well, with our overweight to one- to three-year maturities contributing positively as rates rose. The fund did not make use of derivatives during the reporting period.

Positioned Defensively

We are maintaining a defensive stance from a sector perspective, with a bias toward overweighting revenue bonds that offer attractive yields and solid fundamental credit profiles. State and local general obligation (GO) issues are often backed by more cyclical sources of revenue, which could deteriorate more quickly in an economic downturn. We tend to underweight lower-yielding GO issuers and pre-refunded bonds, which are typically escrowed with U.S. Treasuries.

Our defensive posture includes essential service revenue bonds (electric, water/sewer, waste disposal). We also continue to see opportunities in travel-related credits (airports, toll roads), which have seen volumes recover to near pre-pandemic highs due to pent-up demand. The healthcare sector overall remains challenged, directly impacted by wage inflation, although we believe the stronger credits (large, diversified systems with leading market shares and strong balance sheets) should continue to remain solid. Lastly, heat stress, wildfires, droughts, and flooding activity have impacted large sections of the U.S., highlighting the importance of assessing climate risk during the credit selection process.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

We continue to search for idiosyncratic buying opportunities and will remain cautious on managing our risk budgets until there is greater clarity on key macro market drivers.

October 17, 2022

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc., pursuant to an agreement in effect through February 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Bloomberg 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg U.S. Municipal Bond Indices, and reflects investments of dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Tax Sensitive Total Return Bond Fund with a hypothetical investment of $10,000 in the Bloomberg 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”).

† Source: Factset

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Tax Sensitive Total Return Bond Fund on 9/30/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg U.S. Municipal Bond indices. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Tax Sensitive Total Return Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”).

† Source: Factset

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Tax Sensitive Total Return Bond Fund on 9/30/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg U.S. Municipal Bond indices. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/2022
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (4.50%)	3/31/09	-13.59%	-.53%	.83%
without sales charge	3/31/09	-9.52%	-.40%	1.29%
Class C shares
with applicable redemption charge †	3/31/09	-11.08%	-.36%	.54%
without redemption	3/31/09	-10.25%	-.36%	.54%
Class I shares	11/2/92	-9.34%	.65%	1.55%
Class Y shares	7/1/13	-9.36%	.65%	1.55%††
Bloomberg 3-, 5-, 7-, 10-Year
U.S. Municipal Bond Index		-8.18%	.65%	1.44%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Sensitive Total Return Bond Fund from April 1, 2022 to September 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.67	$7.33	$2.45	$2.45
Ending value (after expenses)	$953.50	$949.40	$954.20	$954.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.80	$7.59	$2.54	$2.54
Ending value (after expenses)	$1,021.31	$1,017.55	$1,022.56	$1,022.56
†

Expenses are equal to the fund’s annualized expense ratio of .75% for Class A, 1.50% for Class C, .50% for Class I and .50% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2022

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.6%
Arizona - 2.4%
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	4.80	7/1/2028	1,000,000	[a]	1,004,207
Arkansas - 2.4%
Arkansas Development Finance Authority, Revenue Bonds, Refunding (Washington Regional Medical Center) Ser. B	5.00	2/1/2025	1,000,000		1,023,906
California - 2.4%
California Community Choice Financing Authority, Revenue Bonds (Green Bond) Ser. B1	4.00	8/1/2031	500,000	[b]	478,283
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2031	525,000	[a]	518,595
				996,878
Colorado - 2.4%
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2031	1,000,000		1,014,622
Florida - 7.9%
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2026	1,000,000		1,034,845
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2033	1,000,000		1,018,891
Reedy Creek Improvement District, GO, Refunding, Ser. A	1.87	6/1/2026	1,435,000		1,265,091
				3,318,827
Georgia - 7.6%
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2036	1,000,000		1,016,230
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Unis 3&4 Project)	5.00	1/1/2030	1,145,000		1,203,815
Main Street Natural Gas Inc., Revenue Bonds, Ser. C	4.00	9/1/2026	1,000,000	[b]	969,463
				3,189,508

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.6% (continued)
Hawaii - 2.5%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2028	1,000,000	1,042,310
Illinois - 14.1%
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	1,000,000	1,025,324
Chicago Il Waterworks, Revenue Bonds (2nd Lien Project)	5.00	11/1/2026	1,000,000	1,023,654
Chicago O'Hare International Airport, Revenue Bonds (Customer Facility Charge)	5.25	1/1/2024	1,000,000	1,004,540
Cook County II, Revenue Bonds, Refunding	5.00	11/15/2035	1,000,000	1,038,426
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. A	5.00	11/15/2026	1,000,000	1,033,510
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2029	750,000	792,379
				5,917,833
Kansas - .3%
Kansas Development Finance Authority, Revenue Bonds, Ser. B	4.00	11/15/2025	125,000	115,581
Maryland - 2.4%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B	5.00	7/1/2032	1,000,000	1,021,468
Massachusetts - 6.7%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,000,000	1,036,067
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,200,000	1,246,461
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	500,000	516,107
				2,798,635
Missouri - 1.2%
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Inc. Obligated Group)	5.00	11/15/2027	500,000	520,815

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.6% (continued)
Multi-State - 2.5%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,180,000	[a] 1,039,835
Nevada - 1.3%
Clark County School District, GO (Insured; Build America Mutual) Ser. B	5.00	6/15/2031	500,000	546,742
New Jersey - 2.8%
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2029	1,120,000	1,167,579
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	3.20	6/1/2027	5,000	4,968
				1,172,547
New Mexico - .7%
New Mexico Educational Assistance Foundation, Revenue Bonds, Refunding, Ser. 1A	5.00	9/1/2025	270,000	279,645
New York - 2.2%
New York City, GO, Ser. C	5.00	8/1/2032	400,000	433,184
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal LLC)	5.00	12/1/2031	500,000	506,645
				939,829
Oklahoma - 2.3%
Oklahoma Development Finance Authority, Revenue Bonds (Gilcrease Expressway LLC)	1.63	7/6/2023	1,000,000	973,804
Pennsylvania - 16.4%
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Inc. Obligated Group)	5.00	11/15/2036	1,000,000	1,011,053
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. AX	5.00	6/15/2028	500,000	535,416
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2027	750,000	798,756
Philadelphia, GO, Ser. A	5.00	5/1/2029	1,000,000	1,075,743
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000	1,036,124
11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.6% (continued)
Pennsylvania - 16.4% (continued)
Philadelphia Gas Works Co., Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2030	750,000	811,495
Philadelphia Water & Wastewater, Revenue Bonds, Refunding	5.00	10/1/2033	500,000	546,786
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	1,000,000	1,046,232
				6,861,605
Rhode Island - 4.3%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2025	1,250,000	1,289,432
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2026	500,000	510,378
				1,799,810
Tennessee - 2.7%
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	5.25	9/1/2026	1,120,000	1,147,751
Texas - 9.5%
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program)	4.00	8/15/2032	500,000	501,157
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas Inc.) Ser. D	5.75	8/15/2033	1,000,000	1,016,780
Harris County-Houston Sports Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2029	750,000	766,057
Love Field Airport Modernization Corp., Revenue Bonds	5.00	11/1/2027	1,000,000	1,024,106
San Antonio Texas Electric & Gas Systems, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2032	610,000	666,467
				3,974,567

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.6% (continued)
Washington - .6%
Spokane Water & Wastewater, Revenue Bonds (Green Bond)	4.00	12/1/2031	250,000	253,280
Total Investments (cost $43,777,702)			97.6%	40,954,005
Cash and Receivables (Net)			2.4%	995,635
Net Assets			100.0%	41,949,640

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities were valued at $2,562,637 or 6.11% of net assets.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

Portfolio Summary (Unaudited) †	Value (%)
General	17.6
Medical	12.3
Airport	12.2
Education	12.2
Water	6.8
Student Loan	6.7
General Obligation	6.6
Transportation	4.2
School District	3.8
Utilities	3.5
Power	2.9
Nursing Homes	2.7
Multifamily Housing	2.5
Development	2.4
Tobacco Settlement	1.2
97.6

† Based on net assets.

See notes to financial statements.

13

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	43,777,702	40,954,005
Cash		474,513
Interest receivable		522,189
Receivable for shares of Beneficial Interest subscribed		4,129
Prepaid expenses		35,245
		41,990,081
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		6,063
Payable for shares of Beneficial Interest redeemed		5,596
Trustees’ fees and expenses payable		603
Other accrued expenses		28,179
		40,441
Net Assets ($)		41,949,640
Composition of Net Assets ($):
Paid-in capital		44,779,566
Total distributable earnings (loss)		(2,829,926)
Net Assets ($)		41,949,640

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,058,766	43,792	38,846,264	818.44
Shares Outstanding	165,370	2,366	2,098,344	44.25
Net Asset Value Per Share ($)	18.50	18.51	18.51	18.50

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Year Ended September 30, 2022

Investment Income ($):
Interest Income	1,363,681
Expenses:
Investment advisory fee—Note 3(a)	208,288
Professional fees	89,038
Registration fees	65,053
Administration fee—Note 3(a)	31,244
Chief Compliance Officer fees—Note 3(c)	17,230
Shareholder servicing costs—Note 3(c)	15,802
Prospectus and shareholders’ reports	10,803
Trustees’ fees and expenses—Note 3(d)	4,356
Custodian fees—Note 3(c)	2,017
Loan commitment fees—Note 2	1,160
Distribution fees—Note 3(b)	351
Interest expense—Note 2	146
Miscellaneous	22,882
Total Expenses	468,370
Less—reduction in expenses due to undertaking—Note 3(a)	(199,562)
Less—reduction in fees due to earnings credits—Note 3(c)	(60)
Net Expenses	268,748
Net Investment Income	1,094,933
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(775)
Net change in unrealized appreciation (depreciation) on investments	(6,096,474)
Net Realized and Unrealized Gain (Loss) on Investments	(6,097,249)
Net (Decrease) in Net Assets Resulting from Operations	(5,002,316)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2022	2021
Operations ($):
Net investment income	1,094,933	2,073,234
Net realized gain (loss) on investments	(775)	3,866,598
Net change in unrealized appreciation (depreciation) on investments	(6,096,474)	(2,717,339)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,002,316)	3,222,493
Distributions ($):
Distributions to shareholders:
Class A	(298,468)	(193,015)
Class C	(3,808)	(3,862)
Class I	(4,700,482)	(5,596,455)
Class Y	(85)	(9,362)
Total Distributions	(5,002,843)	(5,802,694)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	139,239	214,579
Class I	4,482,276	7,706,562
Distributions reinvested:
Class A	294,310	190,223
Class C	3,056	3,403
Class I	4,606,543	5,413,509
Cost of shares redeemed:
Class A	(325,286)	(477,970)
Class C	-	(47,519)
Class I	(17,584,213)	(63,610,543)
Class Y	-	(251,579)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(8,384,075)	(50,859,335)
Total Increase (Decrease) in Net Assets	(18,389,234)	(53,439,536)
Net Assets ($):
Beginning of Period	60,338,874	113,778,410
End of Period	41,949,640	60,338,874

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2022	2021
Capital Share Transactions (Shares):
Class A
Shares sold	7,307	9,508
Shares issued for distributions reinvested	14,289	8,454
Shares redeemed	(16,464)	(21,145)
Net Increase (Decrease) in Shares Outstanding	5,132	(3,183)
Class C
Shares issued for distributions reinvested	148	151
Shares redeemed	-	(2,111)
Net Increase (Decrease) in Shares Outstanding	148	(1,960)
Class I
Shares sold	227,870	337,714
Shares issued for distributions reinvested	223,383	240,322
Shares redeemed	(891,130)	(2,815,104)
Net Increase (Decrease) in Shares Outstanding	(439,877)	(2,237,068)
Class Y
Shares redeemed	-	(11,175)
Net Increase (Decrease) in Shares Outstanding	-	(11,175)

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	22.32	22.95	23.53	22.46	23.05
Investment Operations:
Net investment income[a]	.38	.43	.49	.51	.49
Net realized and unrealized gain (loss) on investments	(2.35)	.11	.20	1.08	(.57)
Total from Investment Operations	(1.97)	.54	.69	1.59	(.08)
Distributions:
Dividends from net investment income	(.37)	(.42)	(.49)	(.51)	(.48)
Dividends from net realized gain on investments	(1.48)	(.75)	(.78)	(.01)	(.03)
Total Distributions	(1.85)	(1.17)	(1.27)	(.52)	(.51)
Net asset value, end of period	18.50	22.32	22.95	23.53	22.46
Total Return (%)[b]	(9.52)	2.42	3.09	7.17	(.36)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.00	.94	.88	.85
Ratio of net expenses to average net assets	.75	.74	.70	.70	.70
Ratio of net investment income to average net assets	1.88	1.91	2.17	2.24	2.10
Portfolio Turnover Rate	4.81	12.27	16.34	29.19	31.75
Net Assets, end of period ($ x 1,000)	3,059	3,577	3,750	4,454	6,469

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	22.34	22.96	23.54	22.47	23.06
Investment Operations:
Net investment income[a]	.23	.26	.32	.34	.29
Net realized and unrealized gain (loss) on investments	(2.36)	.12	.20	1.08	(.54)
Total from Investment Operations	(2.13)	.38	.52	1.42	(.25)
Distributions:
Dividends from net investment income	(.22)	(.25)	(.32)	(.34)	(.31)
Dividends from net realized gain on investments	(1.48)	(.75)	(.78)	(.01)	(.03)
Total Distributions	(1.70)	(1.00)	(1.10)	(.35)	(.34)
Net asset value, end of period	18.51	22.34	22.96	23.54	22.47
Total Return (%)[b]	(10.25)	1.69	2.32	6.36	(1.12)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.81	2.64	2.34	2.02	1.84
Ratio of net expenses to average net assets	1.50	1.49	1.44	1.45	1.45
Ratio of net investment income to average net assets	1.13	1.16	1.45	1.49	1.33
Portfolio Turnover Rate	4.81	12.27	16.34	29.19	31.75
Net Assets, end of period ($ x 1,000)	44	50	96	141	191

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended September 30,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	22.34	22.97	23.55	22.48	23.07
Investment Operations:
Net investment income[a]	.43	.49	.54	.57	.54
Net realized and unrealized gain (loss) on investments	(2.36)	.11	.21	1.08	(.56)
Total from Investment Operations	(1.93)	.60	.75	1.65	(.02)
Distributions:
Dividends from net investment income	(.42)	(.48)	(.55)	(.57)	(.54)
Dividends from net realized gain on investments	(1.48)	(.75)	(.78)	(.01)	(.03)
Total Distributions	(1.90)	(1.23)	(1.33)	(.58)	(.57)
Net asset value, end of period	18.51	22.34	22.97	23.55	22.48
Total Return (%)	(9.34)	2.67	3.35	7.48	(.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.70	.65	.55	.55
Ratio of net expenses to average net assets	.50	.49	.45	.45	.45
Ratio of net investment income to average net assets	2.12	2.16	2.43	2.49	2.36
Portfolio Turnover Rate	4.81	12.27	16.34	29.19	31.75
Net Assets, end of period ($ x 1,000)	38,846	56,711	109,675	267,212	262,833

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	22.33	22.96	23.55	22.48	23.06
Investment Operations:
Net investment income[a]	.43	.51	.56	.57	.54
Net realized and unrealized gain (loss) on investments	(2.36)	.10	.18	1.08	(.55)
Total from Investment Operations	(1.93)	.61	.74	1.65	(.01)
Distributions:
Dividends from net investment income	(.42)	(.49)	(.55)	(.57)	(.54)
Dividends from net realized gain on investments	(1.48)	(.75)	(.78)	(.01)	(.03)
Total Distributions	(1.90)	(1.24)	(1.33)	(.58)	(.57)
Net asset value, end of period	18.50	22.33	22.96	23.55	22.48
Total Return (%)	(9.36)	2.72	3.31	7.48	(.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.75	.67	.57	.56
Ratio of net expenses to average net assets	.50	.49	.45	.45	.45
Ratio of net investment income to average net assets	2.11	2.15	2.43	2.49	2.35
Portfolio Turnover Rate	4.81	12.27	16.34	29.19	31.75
Net Assets, end of period ($ x 1,000)	1	1	258	264	507

a Based on average shares outstanding.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Sensitive Total Return Bond Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

As of September 30, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 8,172 of Class C shares and all the outstanding Class Y shares of the fund.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

24

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair

25

NOTES TO FINANCIAL STATEMENTS (continued)

valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	40,954,005	-	40,954,005

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different

26

country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $28,381 and unrealized depreciation $2,823,697. In addition, the fund had $34,610 of capital losses realized after October 31, 2021, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows: tax-exempt income $1,052,597 and $1,905,630, ordinary income $126,711

27

NOTES TO FINANCIAL STATEMENTS (continued)

and $172,770, and long-term capital gains $3,823,535 and $3,724,294, respectively.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022 (“FASB Effective Date”). Management had evaluated the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management will be adopting ASU 2020-04 and ASU 2021-01 on FASB Effective Date or if amended ASU 2020-04 new extended FASB Effective Date, if any. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of September 30, 2022, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Effective Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

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The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2022 was approximately $13,151 with a related weighted average annualized rate of 1.11%.

NOTE 3—Investment Advisory Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2021 through February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed ..50% of the value of the fund’s average daily net assets. On or after February 1, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $199,562 during the year ended September 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $31,244 during the period ended September 30, 2022.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2022, Class C shares were charged $351 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2022, Class A and Class C shares were charged $8,386 and $117, respectively, pursuant to the Shareholder Services Plan.

30

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2022, the fund was charged $3,849 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2022, the fund was charged $2,017 pursuant to the custody agreement. These fees were partially offset by earnings credits of $60.

During the period ended September 30, 2022, the fund was charged $17,230 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fee of $15,028, administration fee of $2,254, Distribution Plan fees of $27, Shareholder Services Plan fees of $650, Custodian fees of $750, Chief Compliance Officer fees of $3,808 and Transfer Agency fees of $649, which are offset against an expense reimbursement currently in effect in the amount of $17,103.

31

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2022, amounted to $2,424,521 and $14,094,951, respectively.

At September 30, 2022, the cost of investments for federal income tax purposes was $43,777,702; accordingly, accumulated net unrealized depreciation on investments was $2,823,697 consisting of $33,559 gross unrealized appreciation and $2,857,256 gross unrealized depreciation.

NOTE 5—Plan Liquidation:

The Board approved, subject to shareholder approval, a Plan of Liquidation and Dissolution (the “Plan”) with respect to the fund, a series of the Trust. The Plan provides for the liquidation of the fund’s assets, the pro rata distribution of the proceeds therefrom to the fund’s shareholders and the winding up of the fund’s affairs (the “Liquidation”). The Liquidation may result in one or more taxable events for shareholders subject to federal income tax.

The holders of shares of the fund as of September 2, 2022 (the “Record Date”) were asked to approve the Plan on behalf of the fund at a special meeting of shareholders held on November 17, 2022 and fund shareholders approved of the Plan. See Proxy Results (unaudited). The Liquidation of the fund will occur on or about January 20, 2023 (the “Liquidation Date”). Before Liquidation Date, and at the discretion of fund management, the fund’s portfolio securities will be sold and the fund may cease to pursue its investment objective and policies.

Effective on or about September 9, 2022 (the “Closing Date”), the fund closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the fund is established as an investment option under the plans before the Closing Date. The fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after January 10, 2023. However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by the Adviser or its affiliates (together, “BNYM Adviser Retirement Plans”) pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after January 10, 2023.

32

Effective on the Closing Date, the front-end sales load applicable to purchases of the fund’s Class A shares will be waived on investments made in the fund’s Class A shares. In addition, as of that date, the CDSC applicable to redemptions of Class C shares and Class A shares of the fund will be waived on any redemption of such fund shares.

To the extent subsequent investments are made in the fund on or after the Closing Date, the fund’s distributor will not compensate financial institutions (which may include banks, securities dealers and other industry professionals) for selling Class C shares or Class A shares subject to a CDSC at the time of purchase. Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management (“DGCM”). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Tax Sensitive Total Return Bond Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 23, 2022

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IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from net investment income during its fiscal year ended September 30, 2022 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $32,268 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV, which will be mailed in early 2023. The fund reports the maximum amount allowable but not less than $1.4465 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0355 as a short-term capital gain dividend paid on December 23, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

35

PROXY RESULTS (Unaudited)

A special meeting of the fund’s shareholders was held on November 17, 2022. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Against	Abstain
To approve a Plan of Liquidation and Dissolution pursuant to which the Fund’s assets will be liquidated, known liabilities satisfied and remaining proceeds distributed pro rata to Fund shareholders.	1,356,639	805	5,623

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

38

Kenneth A. Himmel (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

41

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Tax Sensitive Total Return Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6935AR0922

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $200,510 in 2021 and $170,850 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,320 in 2021 and $27,900 in 2022. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2021 and $0 in 2022. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2021 and $0 in 2022.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,851,043 in 2021 and $3,945,912 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: November 21, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: November 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)